                                                                   EXHIBIT 10.22

                         Option and License Agreement


This Option and License Agreement, effective as of the Effective Date, (the "Agreement") governs the ongoing relationship between ZymoGenetics, Inc., a Washington corporation having a principal place of business at 1201 Eastlake Avenue East, Seattle, Washington 98102 ("ZGI") and Novo Nordisk A/S, a Danish corporation having a principal place of business at Novo Alle, DK-2880, Bagsvaerd, Denmark ("NN").

WHEREAS, ZGI, formerly an indirectly wholly owned subsidiary of NN, is engaged generally in the research and development of biopharmaceutical products; and

WHEREAS, NN wishes to acquire options to license certain rights to patents, patent applications, know-how and proprietary technology relating to biopharmaceutical product candidates and resulting from the research and development work carried out by or for ZGI;

NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:


                                   ARTICLE 1
                                  Definitions
                                  -----------

SECTION 1.1.  "Affiliate" shall mean any company, joint venture partnership, or
              -----------
other business entity which controls, is controlled by, or is under common control of a party hereto. A business entity shall be deemed to control another business entity if it possesses, directly or indirectly, the power to order or cause the direction, management and policies of such other business entity, whether through the ownership of voting securities, by contract or otherwise.

SECTION 1.2.  "Beta Cell Field" or "BC Field" means: diagnosis and/or treatment
              -------------------------------
of diseases and conditions by affecting an alteration [ * ]


SECTION 1.3.  "Biological Hypothesis" for a Zid Embodiment means:  a proposed
              -----------------------
biological activity involving either the natural role of the Zid Embodiment, or another beneficial function thereof, where modulating the biological activity is likely to lead to favorable medical intervention.

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SECTION 1.4.   "Clinical Proof of Concept" or "CPC" for a Zid Embodiment means:
               ------------------------------------
the demonstration of efficacy and adequate dose in patients with the disease in question. The results must be statistically significant superior to placebo or another scientifically/justified regulatory comparison.

SECTION 1.5.   "Clinical Proof of Concept Option Period" or "CPC Option Period"
               ----------------------------------------------------------------
for a given ZSS means:   the period of time commencing on the date that NN and
ZGI agree to extend beyond PLPC their collaborative effort under ARTICLE 9 of this Agreement and ending ninety [[*] after the Phase II or foreign equivalent data, obtained in accordance with the NN/ZGI mutually agreed upon development plan, for a Zid Embodiment corresponding to such ZSS are available for evaluation at NN.

SECTION 1.6.   "Commercialization Rights" means:  (a) the right to conduct
               --------------------------
research, use, sample, develop (including clinical development), promote, manufacture, market, offer to sell, import, export, distribute, sell, and have sold Products; and (b) the right to conduct research, use, sample, develop (including clinical development), manufacture, promote, market, offer to sell, import, export, distribute, sell and have sold Products together with one or more third parties as part of a co-marketing agreement, strategic partnership, joint venture relationship or the like in which NN continues work on research and development of Products; and (c) the right to sublicense one or more third parties to manufacture, promote, market, offer to sell, import, export, distribute, sell and have sold Products.

SECTION 1.7.   "Commercialization Partner" means:  a third party to whom NN has
               ---------------------------
extended rights consistent with SECTION 1.6(b) above.

SECTION 1.8.   "Effective Date" means:  the date on which external investors
               ----------------
have first invested at least fifty million United States dollars (US$50,000,000) in ZGI which money dilutes NN's ownership interest in ZGI to below eighty percent (80%) and which date is noted for the sake of clarity on the signature page of this Agreement.

SECTION 1.9.   "IND" means:  an Investigational New Drug application, or its
               -----
foreign equivalent.

SECTION 1.10.  "Kunitz Domain" means: a portion of a human protein having a
               ---------------
predicted cysteine bond pattern as described in Laskowski and Kato, Ann. Rev.
                                                                    ---------
Biochem., 49: 593-626 (1980), wherein the protein or portion has been discovered
--------  --
by ZGI.

SECTION 1.11.  "Kunitz Protein" means a protein that encompasses [*] Kunitz
                ---------------
Domain discovered by ZGI after [*], which is not otherwise dealt with in another agreement entered into by NN and ZGI. Full or partial length polynucleotides discovered by a third party and in licensed

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by ZGI are not Kunitz Proteins for the purposes of this Agreement. A Kunitz
Protein is a Zid Embodiment pursuant to this Agreement.

SECTION 1.12.  "Kunitz Research and Option Period" for a given Kunitz Domain or
               -----------------------------------
Kunitz Protein means: the period of time commencing on the date of NN's receipt of polynucleotide or polypeptide sequence information relating to such Kunitz Domain or Kunitz Protein and ending [*] thereafter; provided however that for each Kunitz Protein or Kunitz Domain which ZGI disclosed to NN prior to the Effective Date, the "Kunitz Research and Option Period" shall mean the period of time commencing on the Effective Date and ending [*] thereafter.

SECTION 1.13.  "Kunitz Research Rights" means:  the non-exclusive right, without
                ----------------------
the right to sublicense, to use Kunitz Domains and Kunitz Proteins during the Kunitz Research and Option Period for research purposes as further described herein, namely use of Kunitz Domains and Kunitz Proteins as scaffolds for the construction of one or more Mutant Kunitz Proteins and use of Mutant Kunitz Proteins, Kunitz Proteins or Kunitz Domains as reagents in biological assays.

SECTION 1.14.  "Medical Hypothesis" for a Zid Embodiment means:   a proposed use
                ------------------
for the Zid Embodiment in a clinical setting that is medically plausible, based on the general knowledge in the field and on the particular knowledge about such Zid Embodiment and supportive data, including raw data generated by or for ZGI. The data set typically supporting a Medical Hypothesis includes:

     i.    [*] information;

     [*]   location;

     [*]   distribution by [*] analysis;

     [*]   results from at lease one of the following: [*]

     v. results from [*] in vitro analyses of a Zid Embodiment that measure parameters that have relevance to the proposed medical use;

     vi. description of all related reagents available (e.g. antibodies, DNA constructs, cell lines and the like);

     vii.  analysis of the Zid Embodiment patent situation; and

     viii. description of work plan to advance the Zid Embodiment to PLPC, including a proposed time line, to obtain data in animal model(s) that are predictive of (relevant to) efficacy in humans to validate or invalidate the proposed medical use.


SECTION 1.15.  "Medical Hypothesis Option Period" for a given ZSS means:   the
                --------------------------------
period of time commencing on the date of NN's receipt of information in support of a Medical Hypothesis for at least one Zid Embodiment in such ZSS, and ending [*] thereafter (unless extended for [*] pursuant to SECTION 4.3.3).

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SECTION 1.16.  "Mutant Kunitz Protein" means:  an engineered protein constructed
                ---------------------
by NN that encompasses [*] Kunitz Domain or a mutated version thereof.

SECTION 1.17.  "Net Sales" shall mean NN's and its Commercialization Partners'
                ---------
and Sublicensees' gross proceeds from sales of Products invoiced to any independent third party, less,

     i. any direct or indirect credits and allowances or adjustments, including, without limitation, credits and allowances on account of price adjustments or on account of rejection, recall or return of Products previously sold;

     ii. any trade and cash discounts; price reductions or rebates, retroactive or otherwise imposed by government authorities; and third party distributor fees;

     iii. any sales, excise, turnover, value added, or similar taxes and any duties and other governmental charges imposed upon the production, importation, use or sale of Product(s);

     iv. applicable transportation, importation, insurance and other handling charges; and

     v. the per unit cost of special devices used for administration of Product. Such special devices shall not include conventional devices (e.g., tablets, standard syringes, suppositories and/or standard transdermal patches).

Deductions i, ii and iv in the aggregate shall not exceed fifteen percent (15%) of gross sales of Product by NN and its Commercialization Partner(s) and Sublicensee(s) during any reporting period.

In the event that the Product is sold as part of a Combination Product the Net Sales of the Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product (as defined in the standard Net Sales definition) by the fraction, A/(A + B) where A is the average sale price of the Product when sold separately in finished form and B is the average sale price of the other product(s) sold separately in finished form, wherein the other product(s) are not moieties which are the subject of third party patents as are dealt with in SECTION 11.2 of this Agreement.

In the event that the average sale price of the Product can be determined but the average sale price of the other product(s) cannot be determined, Net Sales of the Combination Product shall be calculated on the basis of the invoice price of the Combination Product multiplied by a fraction C/(C+D), the numerator of which shall be the inventory cost of Product (C) in the Combination Product and the denominator of which shall be the inventory cost of the Product

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plus the inventory cost of all the other products (D) in the Combination
Product. Inventory costs shall be determined in accordance with NN's regular accounting methods.

The Net Sales price for a Combination Product shall be calculated once each calendar year and such price shall be used during all applicable royalty reporting periods for the entire calendar year. When determining the average sale price of a Product or product(s), the average sale price shall be calculated using data arising from the twelve (12) months preceding the calculation of the Net Sales price for the Combination Product. As used above, the term "Combination Product" means any pharmaceutical product which comprises the Product and other active compounds and/or active ingredients, the product(s).

Notwithstanding the foregoing, the Net Sales shall never be reduced below [*] of NN's, its Commercialization Partners' and its Sublicensees' gross proceeds.

SECTION 1.18.  "North America" or "NA" means:  Canada, Mexico and the United
               -----------------------
States of America and its territories and possessions.

SECTION 1.19.  "Option Fee" means:  $7.5M United States dollars (US$7,500,000)
               ------------
paid annually by NN to ZGI in exchange for NN's option rights granted under this Agreement.

SECTION 1.20.  "Option Period" for a given ZSS means:  the period of time
               ---------------
commencing on the date of NN's receipt of information relating to a Medical Hypothesis for at least one Zid Embodiment within such ZSS and ending: (a) upon the expiration of the Medical Hypothesis Option Period, if NN and ZGI have not agreed to proceed to PLPC for such Zid Embodiment pursuant to ARTICLE 8 hereof; or (b) if NN and ZGI have so agreed to proceed to PLPC, upon the expiration of the PLPC Option Period, if NN and ZGI have not agreed to proceed to Clinical Proof of Concept for such Zid Embodiment pursuant to ARTICLE 8 hereof; or (c) if NN and ZGI have so agreed to proceed to CPC, upon the expiration of the CPC
Option Period.   The "Option Period" is more fully described in ARTICLE 4.

SECTION 1.21.  Phase III clinical trials ("Phase III") shall mean initiation of
               ---------------------------------------
clinical trials to demonstrate efficacy and safety following the approval by NN senior management, in accordance with the policies and procedures as set forth NN's Health Care Project Manual.

SECTION 1.22.  "PLA" means:  Product License Application, a Biologics License
               -----
Application or a foreign equivalent of either.

SECTION 1.23. "PLPC" shall mean Preclinical Lead Profile candidate as defined in Appendix 1.

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SECTION 1.24.  "PLPC Option Period" for a given ZSS means:  the period of time
               --------------------
commencing on the date that NN and ZGI agree to collaborate beyond Medical Hypothesis stage pursuant to ARTICLE 9 of this Agreement and [*] after the PLPC data, obtained in accordance with the mutually agreed upon NN/ZGI research plan for a Zid Embodiment within the ZSS, are available for evaluation by NN.

SECTION 1.25.  "Product" means:  a product that is a Know-How Product, a Patent
               ---------
Product, or both.

     SUBSECTION 1.25.1.  "Know-How Product" means: [ * ]
                         ------------------

     SUBSECTION 1.25.2.  "Patent Product" means:  a product licensed from ZGI
                         ----------------
pursuant to this Agreement by NN, the making, using, importation, exportation, offer for sale, or sale of which would infringe, in the absence of this license, any unexpired Valid Claim of a Zid-Related Patent.

SECTION 1.26.  "Rest of World" or "RoW" means:  as relating to a given ZSS, all
               ------------------------
countries of the world except those within NA.

SECTION 1.27.  "Sublicensee" means:  a third party to whom NN has extended a
               -------------
sublicense consistent with SECTION 1.6(c) above.

SECTION 1.28.  "Term" means:  the four-year period following the Effective Date.
               ------

SECTION 1.29.  "Valid Claim" means:   a claim of a pending Zid-Related Patent or
               -------------
an unexpired, granted Zid-Related Patent that has not: (i) been disclaimed, withdrawn, canceled, or abandoned; or (ii) been finally rejected or held invalid by a decision of a patent-granting authority beyond right of review or appeal; or (iii) been held invalid or unenforceable in an unappealable decision of a court or competent body having jurisdiction (including a decision which was appealable, but which was not timely appealed).

SECTION 1.30.  "Zid-Related IP" means:  all Zid-Related Patents and all Zid-
               ----------------
Related Know How.

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SECTION 1.31.  "Zid-Related Know-How" means:  all inventions, discoveries, know-
               ----------------------
how, methodologies, technology, tangible materials (including nucleic acids, peptides, vectors, proteins, and the like) that: (a) pertain to at least one
Zid Embodiment; and (b) were invented, discovered, developed or otherwise generated by or for ZGI. For the avoidance of doubt, Zid-Related Know-How shall not include: (a) know-how which at the time of disclosure is in the public domain, (b) know-how which prior to the disclosure was in NN's possession, and
(c) know-how developed independently by NN without any use of any confidential ZGI know-how or confidential ZGI patent rights whatsoever.

SECTION 1.32.  "Zid-Related Patent" means:  a patent or patent application owned
               --------------------
or controlled by ZGI and claiming: (1) a Zid Embodiment; (2) a formulation and/or mixture comprising a Zid Embodiment; (3) a method of making a Zid Embodiment (where the claim may be specific or generic to a given Zid Embodiment); or (4) a method of using a Zid Embodiment (where the claim may be specific or generic to a given Zid Embodiment). A list of Zid-Related Patents as of March 31, 2000 is appended hereto as Appendix 2.


SECTION 1.33.  "Zid Embodiment", "Zid Gene", "Zid Protein" and "Zid-Specific-
               -------------------------------------------------------------
Set" (or "ZSS").
---------------

     SUBSECTION 1.33.1.  "Zid Embodiment" with respect to a given Zid Gene or
                         ----------------
Zid Protein means:  one or more of the following:

     (a)  a Zid Gene (defined in SECTION 1.33.2 below);

     (b) a Zid Protein (defined in SECTION 1.33.3 below) corresponding to such Zid Gene;

     (c) "Soluble Embodiments", which are further defined as soluble forms of such Zid Protein (e.g., soluble receptors);

     (d)  "[*] which are further defined as [*];

     (e)  "[*] which are further defined as [*]; or

     (f)  "[*] which are further defined as Zid Gene Variant(s) such [*].

     SUBSECTION 1.33.2.  "Zid Gene" means:  a full- or partial-length
                         ----------
polynucleotide coding region [*] discovered by ZGI after [*], which are not otherwise dealt with in another agreement entered into by NN and ZGI. Full or partial length polynucleotides discovered by a third party and in licensed by ZGI are not Zid Genes for the purposes of this Agreement.

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     SUBSECTION 1.33.3.  "Zid Protein" means:  a protein encoded by a Zid Gene.
                         -------------

     SUBSECTION 1.33.4.  "Zid-Specific-Set" or "ZSS" means the set comprised of
                         ------------------
all Zid Embodiments of a specific Zid Gene or Zid Protein.


                                   ARTICLE 2
                          Ownership of Zid-Related IP
                          ---------------------------

As of the Effective Date, ZGI will own all Zid-Related IP and will have all rights attendant to such ownership, subject to NN's rights described herein. Before the Effective Date, NN and ZGI shall determine the method and vehicle by which to transfer to ZGI such ownership of the Zid-Related IP, and ZGI and NN shall cooperate so that such transfer is complete no later than the Effective Date.


                                   ARTICLE 3
                                  Option Fee
                                  ----------

In consideration for the rights granted to NN herein, NN agrees that NN shall pay the Option Fee within ten (10) business days after the Effective Date and on or before each of the first three anniversaries of the Effective Date (i.e.,
                                                                       ----
anniversaries presumably occurring in 2001, 2002 and 2003). If this Agreement is extended pursuant to SECTION 17.2, NN shall pay two additional annual Option Fees within ten (10) business days on or before each of the fourth and fifth anniversaries of the Effective Date (i.e., anniversaries presumably occurring in
                                     ----
2004 and 2005).


                                   ARTICLE 4
                                    Options
                                    -------

SECTION 4.1.  Grant of Options.
              ----------------

     SUBSECTION 4.1.1.  RoW Option.  For each ZSS, ZGI hereby grants to NN an
                        ----------
option (the "RoW Option" for such ZSS) to obtain an exclusive license in RoW having the pre-negotiated terms specified in ARTICLE 5 (exercise during Medical Hypothesis Option Period), ARTICLE 6 (exercise during or before PLPC Option Period upon ARTICLE 8 extension), or ARTICLE 7 (exercise during or before CPC Option Period upon ARTICLE 8 extension) of this Agreement (a "RoW Pre-Negotiated License" for such ZSS), provided that NN and ZGI have complied with ARTICLE 8 with respect to an ARTICLE 6 or ARTICLE 7 license. Notwithstanding the aforesaid, the number of RoW Options exercisable by NN during the Term

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shall be limited to the higher of 8 (eight) or 25% of the total number of ZSS for which a Medical Hypothesis for a Zid Embodiment therein is generated by ZGI during the Term.

     SUBSECTION 4.1.2.  BC Option.  For each ZSS, ZGI hereby grants to NN an
                        ---------
option (the "BC Option" for such ZSS) to obtain a worldwide exclusive license in the BC Field, wherein such license would have the pre-negotiated terms specified in ARTICLE 5 (exercise during Medical Hypothesis Option Period), ARTICLE 6 (exercise during or before PLPC Option Period upon ARTICLE 8 extension), or
ARTICLE 7 (exercise during or before CPC Option Period upon ARTICLE 8 extension) of this Agreement (a "BC Pre-Negotiated License" for such ZSS), provided that NN and ZGI have complied with ARTICLE 8 with respect to an ARTICLE 6 or ARTICLE 7 license.

     SUBSECTION 4.1.3.  Single Option Exercise; Conversion from RoW to BC.
                        -------------------------------------------------
Normally, for each ZSS, NN will exercise either the RoW Option or the BC Option. Should a ZSS, for which NN has exercised or extended an RoW Option, later show activity in the BC Field, NN can convert such RoW Option or RoW License to a BC Option or a BC License, provided that such BC Option or BC License is available in accordance with SUBSECTION 4.1.4 below and subject to appropriate milestone payments and payment of NA costs, if applicable (without such conversion constituting an additional exercising of an option under SUBSECTION 4.1.1 above).

     SUBSECTION 4.1.4.  Clarification of ZGI's Rights.  As of the Effective Date
                        -----------------------------
and at all times thereafter, for each ZSS, ZGI shall have the sole and exclusive right in NA to conduct research, itself and with a third party, relating to Zid Embodiments in such ZSS and to practice all Commercialization Rights, itself or with a third party, in all fields except the BC Field, for Products based on Zid Embodiments in such ZSS, regardless of whether NN exercises a BC Option for such ZSS. Until expiration of the Option Period applicable to the RoW Option or BC Option for any given ZSS, ZGI shall not enter into any agreement, nor offer to enter into any agreement, with any third party, which grants any Commercialization Rights for Products in conflict with an existing RoW Option or BC Option of NN in such ZSS. If NN exercises an RoW Option and enters into a Medical Hypothesis RoW license for a given ZSS, for a period of [*] after such exercise ("BC Grace Period at Medical Hypothesis"), ZGI shall not enter into any agreement nor offer to enter any agreement, with any third party, which grants any Commercialization Rights for Products in the BC Field for that ZSS. If NN exercises a RoW Option and enters into a PLPC RoW License for a given ZSS, for a period of [*] after such exercise ("BC Grace Period at PLPC"), ZGI shall not enter into any agreement nor offer to enter any agreement, with any third party, which grants any Commercialization Rights for Products in the BC Field for that ZSS. After the expiration of either type of applicable BC Grace Period for a ZSS, the RoW License cannot be converted into a BC License without the consent of ZGI.

     SUBSECTION 4.1.5.  No Other Right Granted.  Except for the RoW Options and
                        ----------------------
BC Options expressly granted in this SECTION 4.1, and the rights to Kunitz Domains and Kunitz

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Proteins granted under ARTICLE 10 herein, no further or different right, option or license is granted or implied to NN, under any patent or other intellectual property, in any field, in any geographic territory.

SECTION 4.2.  Exercise of Options.
              -------------------

     SUBSECTION 4.2.1.  Manner and Timing of Exercise.  The manner by which NN
                        -----------------------------
shall exercise an RoW Option or a BC Option, in a given ZSS, shall be to timely deliver to ZGI a written notice of: (1) NN's intent to so exercise; and (2) an identification of at least one Zid Embodiment in the ZSS; and (3) whether NN is exercising the RoW Option or the BC Option for such ZSS.

     SUBSECTION 4.2.2.  Timeliness of Exercise and ARTICLE 8 Extensions. For any
                        -----------------------------------------------
ZSS, NN may timely exercise an Option under ARTICLE 5 only during the Medical Hypothesis Option Period. For any ZSS, NN may timely exercise an Option under
ARTICLE 6 at any time following the expiration of the Medical Hypothesis Option Period and prior to the expiration of the PLPC Option Period, provided that NN has extended the Option for that ZSS from Medical Hypothesis to PLPC pursuant to
ARTICLE 8. For any ZSS, NN may timely exercise an Option under ARTICLE 7 at any time following the expiration of the PLPC Option Period and prior to the expiration of the CPC Option Period, provided that NN has extended the Option for that ZSS from Medical Hypothesis to PLPC and from PLPC to CPC pursuant to
ARTICLE 8.

     SUBSECTION 4.2.3.  Effect of Exercise.  Upon NN's timely exercise of an RoW
                        ------------------
Option or BC Option for a given ZSS, the parties shall enter into a written license agreement for such ZSS, having the Pre-Negotiated terms set forth in
ARTICLE 5, ARTICLE 6 or ARTICLE 7 of this Agreement, depending upon the stage at which NN so exercises.

SECTION 4.3.  Disclosure of Information.
              -------------------------

     SUBSECTION 4.3.1.  General.  In order to provide NN with information
                        -------
helpful to NN in deciding whether to exercise its options at an early stage, ZGI agrees to disclose certain information, as further described in this SECTION 4.3, in a commercially reasonable timely manner. Except as expressly provided in this SECTION 4.3, the parties agree that: (a) ZGI shall have no further obligation to disclose to NN any data, information, Biological Hypothesis, or Medical Hypothesis that was disclosed by ZGI to NN prior to the Effective Date; and (b) ZGI shall have no obligation to conduct any experiments or assays, or to generate or provide any data, information or hypothesis indicating that a given Zid Embodiment is useful in an field (e.g., the BC Field); and (c) NN bears responsibility for conducting its own due diligence and research (e.g., conducting [*]) for any given Zid Embodiment in any given ZSS. ZGI's obligation to provide information under this SECTION 4.3 shall expire upon termination of this Agreement.

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     SUBSECTION 4.3.2.  Disclosure of Biological Hypothesis. When a Biological
                        -----------------------------------
Hypothesis is formulated for any Zid Embodiment within a given ZSS, based on data generated by ZGI or third parties, ZGI will promptly disclose such Biological Hypothesis to NN, along with all the information then known to ZGI about that Zid Embodiment and ZSS that ZGI is free to disclose (i.e., information that is not subject to obligations of confidentiality to a third party), for example, information related to [*], other Biological Hypotheses (if available), data, and relevant patent filings. ZGI and NN may, upon mutual agreement, decide to enter into a limited material transfer agreement under which ZGI will transfer to NN the polynucleotide sequence of a Zid Gene housed in a vector or some other material for the express purpose of enabling NN to produce the Zid Protein corresponding to that Zid Gene. Any approved use by NN of such Zid Protein, if any, will be stipulated in that material transfer agreement.

     SUBSECTION 4.3.3.  Disclosure of Medical Hypothesis. When a Medical
                        --------------------------------
Hypothesis is formulated for any Zid Embodiment within a given ZSS, based on data generated by ZGI or third parties: (a) ZGI will promptly disclose such Medical Hypothesis to NN, along with all the information then known to ZGI about that Zid Embodiment and ZSS that ZGI is free to disclose (i.e., information that is not subject to obligations of confidentiality to a third party), for example, information related to [*], other Medical Hypotheses (if available), data, and relevant patent filings; and (b) to the extent that ZGI possesses or controls tangible forms of any Zid Embodiment in such ZSS (e.g., cDNA, protein, vectors) in sufficient quantities to enable ZGI to deliver such tangible forms to NN, and upon written request from NN, ZGI shall deliver reasonable quantities of such tangible forms to NN. ZGI shall use commercially reasonable efforts to obtain from a third party the right to disclose to NN that third party's information that is critical for NN to be fully informed about the Medical Hypothesis. If ZGI is unable to obtain the third party's permission to disclose such critical information, ZGI shall inform NN of the existence of such critical information and the general nature thereof, and NN's Medical Hypothesis Option Period shall be extended by an additional thirty (30) days to allow NN to enter into a confidentiality agreement directly with such third party. If NN cannot obtain the critical information from the third party, NN shall make the decision in the absence of such information prior to the expiry of the [*] Medical Hypothesis Option Period.

     SUBSECTION 4.3.4.  Joint Committee. ZGI and NN shall form a joint
                        ---------------
committee, containing three members nominated by NN and three members nominated by ZGI. Unless otherwise decided by the committee, that committee shall meet at in person as deemed necessary by the committee but not less than two times per calendar year to ensure orderly operation of the ZGI information disclosures and NN decision processes set forth in this Agreement. Such committee shall agree to the format and content of ZGI's reports to NN of Biological Hypothesis and Medical Hypothesis. In addition, such committee shall discuss the Zid Embodiment(s) under consideration for each ZSS and exchange information relating to reagents available or being generated for research use regarding such Zid Embodiments. The committee shall attend to other operational matters relating to this Agreement, including assignment of tasks, budgeting,

Option and License Agreement
Page 11 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

approval of research and/or development plans and the like when NN and ZGI are working together under an option extension pursuant to ARTICLE 9 of this Agreement. Disputes within the committee shall be resolved as set forth in
ARTICLE 18.

SECTION 4.4.  Expiration and Reverter.
              ------------------------

     SUBSECTION 4.4.1.  Expiration. For each ZSS, the RoW and BC Options shall
                        ----------
commence on the date that NN receives information from ZGI disclosing a Medical Hypothesis for a Zid Embodiment within the ZSS and expire upon the expiration or termination of the Option Period for such ZSS or the expiration or termination of this Agreement, whichever is earlier.

     SUBSECTION 4.4.2.  Reverter. Unless, before the expiration or termination
                        --------
of the Option Period for a given ZSS, NN exercises the RoW Option for such ZSS (pursuant to SECTION 4.2), all Commercialization Rights, in RoW, in all fields, for Products based on Zid Embodiments in such ZSS shall revert to ZGI. Similarly, unless, before the expiration or termination of the Option Period for a given ZSS, NN exercises the BC Option for such ZSS (pursuant to SECTION 4.2), all Commercialization Rights worldwide in the BC Field, for Products based on Zid Embodiments in such ZSS shall revert to ZGI.


                                   ARTICLE 5
                  Pre-Negotiated Medical Hypothesis Licenses
                  ------------------------------------------

SECTION 5.1.  General. Each RoW Medical Hypothesis Pre-Negotiated License
              -------
entered into prior to the expiration or termination of the Medical Hypothesis Option Period shall include the terms set forth in SECTIONs 5.3 through 5.6, below. Each BC Medical Hypothesis Pre-Negotiated License entered into prior to the expiration or termination of the Medical Hypothesis Option Period shall include the terms set forth in SECTIONs 5.7 through 5.10, below. In addition, each Pre-Negotiated License shall contain terms customary and reasonable in the pharmaceutical business, including: reporting obligations and rights of termination upon material breach or default.

SECTION 5.2.  Preparation and Finalization of Medical Hypothesis Pre-Negotiated
              -----------------------------------------------------------------
License Agreements. Promptly after NN's exercise, under SECTION 4.2, of an RoW
------------------
Option or a BC Option for a given ZSS prior to the expiration or termination of the Medical Hypothesis Option Period: (a) ZGI shall deliver to NN a draft written license agreement for the applicable Medical Hypothesis Pre-Negotiated License(s); and (b) NN and ZGI shall commence good faith, arms' length negotiations regarding all remaining terms of such Pre-Negotiated License.

Option and License Agreement
Page 12 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

SECTION 5.3.  NN's Rights in RoW Medical Hypothesis Pre-Negotiated Licenses.  In
              --------------------------------------------------------------
the RoW Medical Hypothesis Pre-Negotiated License for each ZSS, ZGI shall grant to NN the exclusive right in RoW to practice all Commercialization Rights under Zid-Related Patents and Zid-Related Know-How for all Products based on Zid Embodiments in such ZSS, subject to NN's timely satisfying its obligations under such RoW Medical Hypothesis Pre-Negotiated License. Each RoW Medical Hypothesis Pre-Negotiated License shall identify the Zid-Related Patents and Zid-Related Know-How included in such License.

SECTION 5.4.  NN's Obligations in RoW Medical Hypothesis Pre-Negotiated
              ---------------------------------------------------------
Licenses.  Each RoW Medical Hypothesis Pre-Negotiated License shall include the
--------
following terms.

     SUBSECTION 5.4.1.  Diligence Obligations.  NN shall use commercially
                        ---------------------
reasonable efforts to achieve each of the following diligence obligations, for at least one Zid Embodiment in the ZSS, no later than the applicable deadline. The standard diligence time periods that ZGI and NN intend to be included in a Pre-Negotiated License under SECTION 5.4 in the situation where a Zid Gene, Zid Protein or a Soluble Embodiment is the Product are recited below. However, both ZGI and NN recognize that specific circumstances surrounding a particular Zid Embodiment may lead the parties to negotiate one or more different diligence time period(s) within a particular Pre-Negotiated License. Under the standard diligence time periods, NN must:

     (a) obtain approval by NN's review board to make such Zid Embodiment an NN project which is reasonably resourced and funded in accordance with NN practice and taking into consideration the stage of development of the Zid Embodiment, no later than [*] after NN exercises the RoW Option under this
     ARTICLE 5;

     (b) obtain PLPC approval no later than [*] from approval of the Zid Embodiment as an NN project;

     (c) file an IND or administer a first human dose or pay the [*] Milestone Fee under SUBSECTION 5.4.2, no later than [*] after PLPC approval;

     (d) initiate Phase III clinical trial or pay the [*] Milestone Fee under SUBSECTION 5.4.2 no later than [*] after fulfillment of diligence obligation (c) above; and

     (e)  file a PLA or pay the [*] and [*] Milestone Fees under SUBSECTION
     5.4.2 no later than [*] after the fulfillment of diligence obligation (d) above.

     SUBSECTION 5.4.2.  Payment of Milestone Fees.  NN will be obligated to pay
                        -------------------------
to ZGI each of the milestone fees set forth in the table below (the "Milestone Fees"). The execution fee for the Medical Hypothesis License and for PLPC approval shall be paid by NN to ZGI for the first Zid Embodiment within each ZSS. All other Milestone Fees shall be paid by NN to ZGI for

Option and License Agreement
Page 13 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

each Zid Embodiment within each ZSS that proceeds through clinical development. If multiple members of a single Zid Embodiment proceed through development, NN shall pay Milestone Fees only for the first such member to pass each milestone; however, upon commercialization of a second and subsequent member of the same Zid Embodiment by NN, or a Commercialization Partner or Sublicensee, then NN shall pay to ZGI full sets of Milestone Fees for such second and subsequent members of that Zid Embodiment. Each Milestone Fee shall be non-refundable and non-creditable against any other amounts payable by NN under this Agreement, such RoW Medical Hypothesis Pre-Negotiated License agreement or any other agreement. Each Milestone Fee shall be payable by NN to ZGI within ten (10) business days after achievement of the corresponding milestone. Upon actual payment of each Milestone Fee, NN shall be considered as having fulfilled its diligence obligations under SECTION 5.4.1 above, and the date of the payment shall be deemed the date of occurrence of the diligence event for the purposes of calculating the timing of the next occurring diligence obligation.

                   Upon           PLPC          Upon the earlier of     Upon the earlier of    Upon the earlier   Upon the earlier
                   execution of   attained for  [*] after PLPC          [*] after IND          of [*] from        of [*] from
                   the license    each Zid      approval and IND        Filing (first human    achievement of     achievement of
                                  Embodiment    Filing (first human     dose) approval and     CPC and PLA        CPC and PLA
                                                dose) for Product       achievement of CPC     Filing in Europe   Filing in Japan
                                                based on each Zid       and Clinical Proof     for Product based  for Product based
                                                Embodiment              of Concept for         on each  Zid       on each Zid
                                                                        Product based on each  Embodiment         Embodiment
                                                                        Zid Embodiment
------------------------------------------------------------------------------------------------------------------------------------
Each Zid           [*]            [*]           [*]                     [*]                    [*]                [*]
Embodiment in ZSS
------------------------------------------------------------------------------------------------------------------------------------

     SUBSECTION 5.4.3.  Payment of Royalties.  NN will be obligated to pay to
                        --------------------
ZGI royalties as follows:

     (a)   Patent Products. NN shall pay a royalty for each Patent Product made,
           ---------------
     used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Patent Product(s) shall expire on the expiration date of the last-to-expire Zid-Related Patent included in such RoW Medical Hypothesis Pre-Negotiated License. The royalties shall be calculated in accordance with ARTICLE 11. The applicable royalty rate shall be as set forth below.

                         ____________________________________________
                         Cumulative Net Sales     Royalty Rate
                         [*]


     (b)   Know-How Product.   NN shall pay a royalty for each Know-How Product
           ------------------
     made, used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Know-How Product(s) shall expire on

Option and License Agreement
Page 14 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

     the date [*] after the first sale of Know-How Product(s) covered by such RoW Medical Hypothesis Pre-Negotiated License. The royalties shall be calculated by multiplying the applicable royalty rate by the Net Sales of such Know-How Product. The applicable royalty rate shall be as set forth below.

                              --------------------------------
                                Royalty Rate
                              --------------------------------
                                [*]
                              --------------------------------

The Patent and Know-How royalties under this SUBSECTION 5.4.3 are not additive. NN shall pay the highest applicable royalty rate only. If the last-to-expire patent expires earlier than [*] after the first sale of Patent Product(s) covered by such RoW Medical Hypothesis Pre-Negotiated License, then NN shall pay to ZGI Know-How Product royalties until such [*] period runs.

SECTION 5.5.  Sales Volume Bonus.  No later than April 1 of the year following
              -------------------
the first calendar year in which annual Net Sales of a Patent Product covered by an RoW Medical Hypothesis Pre-Negotiated License [*], NN shall pay to ZGI a one-time sales volume bonus [*]

SECTION 5.6.  General Terms in RoW Medical Hypothesis Pre-Negotiated Licenses.
              ----------------------------------------------------------------
Each party shall have the right to terminate the RoW Medical Hypothesis Pre-Negotiated License in a ZSS upon the other party's material breach of any of its obligations under such RoW Medical Hypothesis Pre-Negotiated License, by giving written notice and upon the breaching party's failure to timely cure such material breach,according to the principles set forth in SECTION 17.3. Each party shall have the right to assign each RoW Medical Hypothesis Pre-Negotiated License, in accordance with the principles set forth in SECTION 19.1, and ZGI shall have the right to assign its right to receive money under such license upon delivery of written notice to NN. Each RoW Medical Hypothesis Pre-Negotiated License shall be governed by the laws of the State of Washington. Each RoW Medical Hypothesis Pre-Negotiated License shall specify the party (or parties) responsible for protecting the Zid-Related IP included in such License, including filing, prosecuting, and maintaining Zid-Related Patents included in such License, and for defending and enforcing such Zid-Related IP. Each RoW Medical Hypothesis Pre-Negotiated License shall specify the party (or parties) responsible for the costs associated with such protection, filings, prosecution, maintenance, defense and enforcement. Each RoW Medical Hypothesis Pre-Negotiated License shall require the parties to communicate and cooperate, in good faith, regarding any and all extensions of patent term for the Zid-Related Patents included in such RoW Medical Hypothesis Pre-Negotiated License.

SECTION 5.7.  NN's Rights in BC Medical Hypothesis Pre-Negotiated Licenses.  In
              -------------------------------------------------------------
the BC Medical Hypothesis Pre-Negotiated License for each ZSS, ZGI shall grant to NN the exclusive right on a worldwide basis in the BC Field to practice all Commercialization Rights under Zid-Related Patents and Zid-Related Know-How for all Products based on Zid Embodiments in such

Option and License Agreement
Page 15 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

ZSS, subject to NN's timely satisfying its obligations under such BC Medical Hypothesis Pre-Negotiated License. Each BC Medical Hypothesis Pre-Negotiated License shall identify the Zid-Related Patents and Zid-Related Know-How included in such License.

SECTION 5.8.  NN's Obligations in BC Medical Hypothesis Pre-Negotiated Licenses.
              -----------------------------------------------------------------
Each BC Medical Hypothesis Pre-Negotiated License shall include the following terms.

     SUBSECTION 5.8.1.  Diligence Obligations.  NN shall use commercially
                        ---------------------
reasonable efforts to achieve each of the following diligence obligations, for at least one Zid Embodiment in the ZSS, no later than the applicable deadline. The standard diligence time periods that ZGI and NN intend to be included in a Pre-Negotiated License under SECTION 5.8 in the situation where a Zid Gene, Zid Protein or a Soluble Embodiment is the Product are recited below. However, both ZGI and NN recognize that specific circumstances surrounding a particular Zid Embodiment may lead the parties to negotiate one or more different diligence time period(s) within a particular Pre-Negotiated License. Under the standard diligence time periods, NN must:

     (a) obtain approval by NN's review board to make such Zid Embodiment an NN project which is reasonably resourced and funded in accordance with NN practice and taking into consideration the stage of development of the Zid Embodiment, no later than [*] after NN exercises the BC Option under this
     ARTICLE 5;

     (b) obtain PLPC approval no later than [*] from approval of the Zid Embodiment as an NN project;

     (c) file an IND or administer a first human dose or pay the [*] Milestone Fee under SUBSECTION 5.8.2 no later then [*] after PLPC approval;

     (d) initiate a Phase III clinical trial or pay the [*] Milestone Fee under SUBSECTION 5.8.2 no later than [*] after fulfillment of diligence obligation (c) above; and

     (e) file a PLA or pay the [*], [*] and [*] Milestone Fees under SUBSECTION
     5.8.2 no later than [*] after fulfillment of diligence obligation (d) above.

     SUBSECTION 5.8.2.  Payment of Milestone Fees.  NN will be obligated to pay
                        -------------------------
to ZGI each of the milestone fees set forth in the table below (the "Milestone Fees"). The execution fee for the Medical Hypothesis License and for PLPC approval shall be paid by NN to ZGI for the first Zid Embodiment within each ZSS. All other Milestone Fees shall be paid by NN to ZGI for each Zid Embodiment within each ZSS that proceeds through clinical development. If multiple members of a single Zid Embodiment proceed through development, NN shall pay Milestone Fees only for the first such member to pass each milestone; however, upon commercialization of

Option and License Agreement
Page 16 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

a second and subsequent member of the same Zid Embodiment by NN, or a Commercialization Partner or Sublicensee, then NN shall pay to ZGI full sets of Milestone Fees for such second and subsequent members of that Zid Embodiment. Each Milestone Fee shall be non-refundable and non-creditable against any other amounts payable by NN under this Agreement, such BC Medical Hypothesis Pre-Negotiated License agreement or any other agreement. Each Milestone Fee shall be payable by NN to ZGI within ten (10) business days after achievement of the corresponding milestone. Upon actual payment of each Milestone Fee, NN shall be considered as having fulfilled its diligence obligations under SECTION 5.8.1 above, and the date of the payment shall be deemed the date of occurrence of the diligence event for the purposes of calculating the timing of the next occurring diligence obligation.

               Upon       PLPC          Upon the earlier of  Upon the earlier of  Upon the earlier  Upon the earlier  Upon the
               execution  attained for  [*] after PLPC       [*] after IND        of [*] from       of [*] from       earlier of
               of the     each Zid      approval and IND     Filing (first human  achievement of    achievement of    [*] from
               license    Embodiment    Filing (first human  dose) and            CPC  and PLA      CPC and PLA       achievement of
                                        dose) for Product    achievement of       Filing in Europe  Filing in Japan   CPC and PLA
                                        Embodiment           Proof of Concept     on each  Zid      on each  Zid      Filing in US
                                                             for Product based    Embodiment        Embodiment        for Product
                                                             on each  Zid                                             based on each
                                                             Embodiment                                               Zid Embodiment
------------------------------------------------------------------------------------------------------------------------------------
Each Zid       [*]        [*]           [*]                  [*]                  [*]               [*]               [*]
Embodiment in
ZSS
-----------------------------------------------------------------------------------------------------------------------------------


     SUBSECTION 5.8.3.  Payment of Royalties.  NN will be obligated to pay to
                        --------------------
ZGI royalties as follows:

     (a) Patent Products.  NN shall pay a royalty for each Patent Product made,
         ---------------
used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Patent Product(s) shall expire on the expiration date of the last-to-expire Zid-Related Patent included in such BC Medical Hypothesis Pre-Negotiated License. The royalties shall be calculated in accordance with ARTICLE 11. The applicable royalty rate shall be as set forth below.

                    ___________________________________
                    Cumulative Net Sales   Royalty Rate
                    [*]


     (b) Know-How Product.   NN shall pay a royalty for each Know-How Product
         ------------------
made, used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Know-How Product(s) shall expire on the date [*] after the first sale of Know-How Product(s) covered by such BC Medical Hypothesis Pre-Negotiated

Option and License Agreement
Page 17 of 63
[*] designates of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

License. The royalties shall be calculated by multiplying the applicable royalty rate by the Net Sales of such Know-How Products. The applicable royalty rate shall be as set forth below.

                ----------------------------
                 Royalty Rate
                ----------------------------
                 [*]
                ----------------------------

The Patent and Know-How royalties under this SUBSECTION 5.8.3 are not adfditive. NN shall pay the highest application royalty rate only. If the last-to-expire patent expires ealier than [*] after the first sale pay to ZGI Know-how Product royalties until such [*] period runs.

SECTION 5.9.  Sales Volume Bonus.  No later than April 1 of the year following
              -------------------
the first calendar year in which annual Net Sales of a Patent Product covered by a BC Medical Hypothesis Pre-Negotiated License [*], NN shall pay to ZGI a one-time sales volume bonus of [*]

SECTION 5.10. General Terms in BC Medical Hypothesis Pre-Negotiated Licenses.
              ---------------------------------------------------------------
Each party shall have the right to terminate the BC Medical Hypothesis Pre-Negotiated License in a ZSS upon the other party's material breach of any of its obligations under such BC Medical Hypothesis Pre-Negotiated License, by giving written notice and upon the breaching party's failure to timely cure such material breach, according to. the principles set forth in SECTION 17.3. Each party shall have the right to assign each BC Medical Hypothesis Pre-Negotiated License, in accordance with the principles set forth in SECTION 19.1, and ZGI shall have the right to assign its right to receive money under such license upon delivery of written notice to NN. Each BC Medical Hypothesis Pre-Negotiated License shall be governed by the laws of the State of Washington. Each BC Medical Hypothesis Pre-Negotiated License shall specify the party (or parties) responsible for protecting the Zid-Related IP included in such License, including filing, prosecuting, and maintaining Zid-Related Patents included in such License, and for defending and enforcing such Zid-Related IP. Each BC Medical Hypothesis Pre-Negotiated License shall specify the party (or parties) responsible for the costs associated with such protection, filings, prosecution, maintenance, defense and enforcement. Each BC Medical Hypothesis Pre-Negotiated License shall require the parties to communicate and cooperate, in good faith, regarding any and all extensions of patent term for the Zid-Related Patents included in such BC Medical Hypothesis Pre-Negotiated License.


                                   ARTICLE 6
                         Pre-Negotiated PLPC Licenses
                         ----------------------------

SECTION 6.1.  General.  Each RoW Pre-Negotiated License entered into after the
              -------
expiration or termination of the Medical Hypothesis Option Period and prior to the expiration or termination

Option and License Agreement
Page 18 of 63
[*] designates of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

of the PLPC Option Period shall include the terms set forth in SECTIONs 6.3 through 6.6 below. Each BC Pre-Negotiated License entered into after the expiration or termination of the Medical Hypothesis Option Period and prior to the expiration or termination of the PLPC Option Period shall include the terms set forth in SECTIONs 6.7 through 6.10. below. In addition, each Pre-Negotiated License shall contain terms customary and reasonable in the pharmaceutical business, including: reporting obligations and rights of termination upon material breach or default.

SECTION 6.2.  Preparation and Finalization of Pre-Negotiated License Agreements.
              -----------------------------------------------------------------
Promptly after NN's exercise, under SECTION 4.2, of an RoW Option or BC Option for a given ZSS after the expiration or termination of the Medical Hypothesis Option Period and prior to the expiration or termination of the PLPC Option
Period: (a) ZGI shall deliver to NN a draft written license agreement for the applicable PLPC Pre-Negotiated License(s); and (b) NN and ZGI shall commence good faith, arms' length negotiations regarding all remaining terms of such PLPC Pre-Negotiated License.

SECTION 6.3.  NN's Rights in PLPC RoW Pre-Negotiated Licenses.  In the RoW PLPC
              ------------------------------------------------
Pre-Negotiated License for each ZSS, ZGI shall grant to NN the exclusive right in RoW to practice all Commercialization Rights under Zid-Related Patents and Zid-Related Know-How for all Products based on Zid Embodiments in such ZSS, subject to NN's timely satisfying its obligations under such RoW PLPC Pre-Negotiated License. Each RoW PLPC Pre-Negotiated License shall identify the Zid-Related Patents and Zid-Related Know-How included in such License.

SECTION 6.4.  NN's Obligations in PLPC RoW Pre-Negotiated Licenses.  Each PLPC
              ----------------------------------------------------
RoW Pre-Negotiated License shall include the following terms.

     SUBSECTION 6.4.1.  Diligence Obligations.  NN shall use commercially
                        ---------------------
reasonable effort to achieve each of the following diligence obligations, for at least one Zid Embodiment in the ZSS, no later than the applicable deadline. The standard diligence time periods that ZGI and NN intend to be included in a Pre-Negotiated License under SECTION 6.4 in the situation where a Zid Gene, Zid Protein or a Soluble Embodiment is the Product are recited below. However, both ZGI and NN recognize that specific circumstances surrounding a particular Zid Embodiment may lead the parties to negotiate one or more different diligence time period(s) within a particular Pre-Negotiated License. Under the standard diligence time periods, NN must:

     (a) obtain approval by NN's review board to make such Zid Embodiment an NN project which is reasonably resourced and funded in accordance with NN practice and taking into consideration the stage of development of the Zid Embodiment, no later than [*] after NN exercises the RoW Option under this ARTICLE 6;

Option and License Agreement
Page 19 of 63
[*] designates of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

     (b) file an IND or administer a first human dose or pay the [*] Milestone Fee under SUBSECTION 6.4.2 no later than [*] after PLPC approval;

     (c) initiate a Phase III clinical trial or pay the [*] Milestone Fee under SUBSECTION 6.4.2 no later than [*] after fulfillment of diligence obligation (b) above; and

     (d) file a PLA or pay the [*] and [*] Milestone Fees under SUBSECTION
     6.4.2 no later than [*] after fulfillment of diligence obligation (c) above.

     SUBSECTION 6.4.2.  Payment of Milestone Fees.  NN will be obligated to pay
                        -------------------------
to ZGI each of the milestone fees set forth in the table below (the "Milestone Fees"). The execution fee for the PLPC License shall be paid by NN to ZGI only once for each ZSS. All other Milestone Fees shall be paid by NN to ZGI for each Zid Embodiment within each ZSS that proceeds through clinical development. If multiple members of a single Zid Embodiment proceed through development, NN shall pay Milestone Fees only for the first such member to pass each milestone; however, upon commercialization of a second and subsequent member of the same Zid Embodiment by NN, or a Commercialization Partner or Sublicensee, then NN shall pay to ZGI full sets of Milestone Fees for such second and subsequent members of that Zid Embodiment. Each Milestone Fee shall be non-refundable and non-creditable against any other amounts payable by NN under this Agreement, such RoW PLPC Pre-Negotiated License agreement or any other agreement. Each Milestone Fee shall be payable by NN to ZGI within ten (10) business days after achievement of the corresponding milestone. Upon actual payment of each Milestone Fee, NN shall be considered as having fulfilled its diligence obligations under SECTION 6.4.1 above, and the date of the payment shall be deemed the date of occurrence of the diligence event for the purposes of calculating the timing of the next occurring diligence obligation.

------------------------------------------------------------------------------------------------------------------------------------
                     Upon          Upon the earlier of    Upon the earlier of       Upon the earlier of   Upon the earlier of
                     execution of  [*] after PLPC         [*] after IND Filing      [*] from              [*] from achievement of
                     the license   approval and IND       (first human dose)  and   achievement of CPC    CPC and PLA Filing in
                                   Filing (first  human   achievement of CPC and    and PLA Filing in     Japan for Product based
                                   dose) for Product      Clinical Proof of         Europe for Product    on each Zid Embodiment
                                   based on each Zid      Concept for Product       based on each Zid
                                   Embodiment             based on each  Zid        Embodiment
                                                          Embodiment
------------------------------------------------------------------------------------------------------------------------------------
Each          Zid    [*]           [*]                    [*]                       [*]                   [*]
Embodiment in ZSS
------------------------------------------------------------------------------------------------------------------------------------

     SUBSECTION 6.4.3.  Payment of Royalties.  NN will be obligated to pay to
                        --------------------
ZGI royalties as follows:

     (a) Patent Products.  NN shall pay a royalty for each Patent Product made,
         ---------------
used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Patent Product(s) shall expire on the expiration date of the last-to-expire Zid-Related Patent included in such RoW PLPC Pre-Negotiated License. The royalties shall be calculated in accordance withARTICLE 11. The applicable royalty rate shall be as set forth below.

Option an dLicense Agreement
Page 20 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

obligation to pay royalties for Patent Product(s) shall expire on the expiration date of the last-to-expire Zid-Related Patent included in such RoW PLPC Pre-Negotiated License. The royalties shall be calculated in accordance withARTICLE
11. The applicable royalty rate shall be as set forth below.

                   ------------------------------------------------
                    Cumulative Net Sales    Royalty Rate
                    [*]

     (b) Know-How Product. NN shall pay a royalty for each Know-How Product made, used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Know-How Product(s) shall expire on the date [*] after the first sale of Know-How Product(s) covered by such RoW PLPC Pre-Negotiated License. The royalties shall be calculated by multiplying the applicable royalty rate by the Net Sales of such Know-How Product. The applicable royalty rate shall be as set forth below.

                   -----------------------------
                    Royalty Rate
                   -----------------------------
                    [*]
                   -----------------------------

The Patent and Know-How royalties under this SUBSECTION 6.4.3 are not additive. NN shall pay the highest applicable royalty rate only. If the last-to-expire patent expires earlier than [*] after the first sale of Patent Product(s) covered by such RoW PLPC Pre-Negotiated License, then NN shall pay to ZGI Know-How Product royalties until such [*] period runs.

SECTION 6.5.  Sales Volume Bonus.  No later than April 1 of the year following
              -------------------
the first calendar year in which annual Net Sales of a Patent Product covered by an RoW PLPC Pre-Negotiated License exceed [*] NN shall pay to ZGI a one-time sales volume bonus of [*]

SECTION 6.6.  General Terms in RoW Pre-Negotiated Licenses.  Each party shall
              ---------------------------------------------
have the right to terminate the RoW PLPC Pre-Negotiated License in a ZSS upon the other party's material breach of any of its obligations under such RoW PLPC Pre-Negotiated License, by giving written notice and upon the breaching party's failure to timely cure such material breach, according to. the principles set forth in SECTION 17.3. Each party shall have the right to assign each RoW PLPC Pre-Negotiated License in accordance with the principles set forth in SECTION 19.1, and ZGI shall have the right to assign its right to receive money under such license upon delivery of written notice to NN. NN shall have the right to assign each RoW PLPC Pre-Negotiated License upon prior written approval from ZGI. Each RoW PLPC Pre-Negotiated License shall be governed by the laws of the State of Washington. Each RoW PLPC Pre-Negotiated License shall specify the party (or parties) responsible for protecting the Zid-Related IP included in such License, including filing, prosecuting, and maintaining Zid-Related Patents

Option and License Agreement
Page 21 of 67
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

included in such License, and for defending and enforcing such Zid-Related IP. Each RoW PLPC Pre-Negotiated License shall specify the party (or parties) responsible for the costs associated with such protection, filings, prosecution, maintenance, defense and enforcement. Each RoW PLPC Pre-Negotiated License shall require the parties to communicate and cooperate, in good faith, regarding any and all extensions of patent term for the Zid-Related Patents included in such RoW PLPC Pre-Negotiated License.

SECTION 6.7.  NN's Rights in BC PLPC Pre-Negotiated Licenses.  In every BC PLPC
              -----------------------------------------------
Pre-Negotiated License for each ZSS, ZGI shall grant to NN the exclusive right on a worldwide basis in the BC Field to practice all Commercialization Rights under Zid-Related Patents and Zid-Related Know-How for all Products based on Zid Embodiments in such ZSS, subject to NN's timely satisfying its obligations under such BC PLPC Pre-Negotiated License. Each BC PLPC Pre-Negotiated License shall identify the Zid-Related Patents and Zid-Related Know-How included in such License.

SECTION 6.8.  NN's Obligations in BC PLPC Pre-Negotiated Licenses.  Each BC PLPC
              ---------------------------------------------------
Pre-Negotiated License shall include the following terms.

     SUBSECTION 6.8.1.  Diligence Obligations.  NN shall use commercially
                        ---------------------
reasonable efforts to achieve each of the following diligence obligations, for at least one Zid Embodiment in the ZSS, no later than the applicable deadline. The standard diligence time periods that ZGI and NN intend to be included in a Pre-Negotiated License under SECTION 6.8 in the situation where a Zid Gene, Zid Protein or a Soluble Embodiment is the Product are recited below. However, both ZGI and NN recognize that specific circumstances surrounding a particular Zid Embodiment may lead the parties to negotiate one or more different diligence time period(s) within a particular Pre-Negotiated License. Under the standard diligence time periods, NN must:

     (a) obtain approval by NN's review board to make such Zid Embodiment an NN project which is reasonable resourced and funded in accordance with NN practice and taking into consideration the stage of development of the Zid Embodiment, no later than [*] after NN exercises the BC Option under this
     ARTICLE 6;

     (b) file an IND or administer a first human dose or pay the [*] Milestone Fee under SUBSECTION 6.8.2 no later than [*] after PLPC approval;

     (c) initiate a Phase III clinical trial or pay the [*] Milestone Fee under SUBSECTION 6.8.2 no later than [*] after fulfillment of diligence obligation (b) above; and

     (d) file a PLA or pay the [*] Milestone Fees under SUBSECTION 6.8.2 no later than [*] after fulfillment of diligence obligation (c) above.

Option and License Agreement
Page 22 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

     SUBSECTION 6.8.2.  Payment of Milestone Fees.  NN will be obligated to pay
                        -------------------------
to ZGI each of the milestone fees set forth in the table below (the "Milestone Fees"). The execution fee for the PLPC License shall be paid by NN to ZGI only once for each ZSS. All other Milestone Fees shall be paid by NN to ZGI for each Zid Embodiment within each ZSS that proceeds through clinical development. If multiple members of a single Zid Embodiment proceed through development, NN shall pay Milestone Fees only for the first such member to pass each milestone; however, upon commercialization of a second and subsequent member of the same Zid Embodiment by NN, or a Commercialization Partner or Sublicensee, then NN shall pay to ZGI full sets of Milestone Fees for such second and subsequent members of that Zid Embodiment. Each Milestone Fee shall be non-refundable and non-creditable against any other amounts payable by NN under this Agreement, such BC PLPC Pre-Negotiated License agreement or any other agreement. Each Milestone Fee shall be payable by NN to ZGI within ten (10) business days after achievement of the corresponding milestone. Upon actual payment of each Milestone Fee, NN shall be considered as having fulfilled its diligence obligations under SECTION 6.8.1 above, and the date of the payment shall be deemed the date of occurrence of the diligence event for the purposes of calculating the timing of the next occurring diligence obligation.

------------------------------------------------------------------------------------------------------------------------------------
                Upon         Upon the earlier of   Upon the earlier of   Upon the earlier of   Upon the earlier   Upon the earlier
                execution of [*] after PLPC        [*] after IND Filing  [*] from achievement  of [*] from        of [*] from
                the license  approval and IND      (first human dose)    of CPC and PLA Filing achievement of     achievement of CPC
                             Filing (first human   and achievement of    in Europe for Product CPC and PLA Filing and PLA Filing in
                             does) for Product     CPC and Clinical      based on each Zid     in Japan for       US for Product
                             based on each Zid     Proof of Concept for  Embodiment            Product based on   based on each Zid
                             Embodiment            Product based on each                       each Zid           Embodiment
                                                   Zid Embodiment                              Embodiment
------------------------------------------------------------------------------------------------------------------------------------
Each Zid        [*]          [*]                   [*]                   [*]                   [*]                [*]
 Embodiment in
 ZSS
------------------------------------------------------------------------------------------------------------------------------------

     SUBSECTION 6.8.3.  Payment of Royalties.  NN will be obligated to pay to
                        --------------------
ZGI royalties as follows:

     (a)  Patent Products.  NN shall pay a royalty for each Patent Product made,
          ---------------
used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Patent Product(s) shall expire on the expiration date of the last-to-expire Zid-Related Patent included
in such BC PLPC Pre-Negotiated License.   The royalties shall be calculated in
accordance with ARTICLE 11. The applicable royalty rate shall be as set forth below.

                        ---------------------------------------------
                         Cumulative Net Sales    Royalty Rate
                         [*]

Option and License Agreement
Page 23 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

     (b)  Know-How Product.   NN shall pay a royalty for each Know-How Product
          ------------------
made, used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Know-How Product(s) shall expire on the date [*] after the first sale of Know-How Product(s) covered by such BC PLPC Pre-Negotiated License. The royalties shall be calculated by multiplying the applicable royalty rate by the Net Sales of such Know-How Product. The applicable royalty rate shall be as set forth below.

                        -------------------------------
                         Royalty Rate
                        -------------------------------
                         [*]
                        -------------------------------

The Patent and Know-How royalties under this SUBSECTION 6.8.3 are not additive. NN shall pay the highest applicable royalty rate only. If the last-to-expire patent expires earlier than [*]after the first sale of Patent Product(s) covered by such BC PLPC Pre-Negotiated License, then NN shall pay to ZGI Know-How Product royalties until [*] period runs.

SECTION 6.9.   Sales Volume Bonus.  No later than April 1 of the year following
               -------------------
the first calendar year in which annual Net Sales of a Patent Product covered by a BC PLPC Pre-Negotiated License exceed [ * ] NN shall pay to ZGI a one-time sales volume bonus of [*]

SECTION 6.10.  General Terms in BC Pre-Negotiated Licenses.  Each party shall
               --------------------------------------------
have the right to terminate the BC PLPC Pre-Negotiated License in a ZSS upon the other party's material breach of any of its obligations under such BC PLPC Pre-Negotiated License, by giving written notice and upon the breaching party's failure to timely cure such material breach, according to the principles set forth in SECTION 17.3. Each party shall have the right to assign each BC PLPC Pre-Negotiated License, in accordance with the principles set forth in SECTION 19.1, and ZGI shall have the right to assign its right to receive money under such license upon delivery of written notice to NN. Each BC PLPC Pre-Negotiated License shall be governed by the laws of the State of Washington. Each BC PLPC Pre-Negotiated License shall specify the party (or parties) responsible for protecting the Zid-Related IP included in such License, including filing, prosecuting, and maintaining Zid-Related Patents included in such License, and for defending and enforcing such Zid-Related IP. Each BC PLPC Pre-Negotiated License shall specify the party (or parties) responsible for the costs associated with such protection, filings, prosecution, maintenance, defense and enforcement. Each BC PLPC Pre-Negotiated License shall require the parties to communicate and cooperate, in good faith, regarding any and all extensions of patent term for the Zid-Related Patents included in such BC PLPC Pre-Negotiated License.

Option and License Agreement
Page 24 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

                                   ARTICLE 7
               Pre-Negotiated Clinical Proof of Concept Licenses
               -------------------------------------------------

SECTION 7.1.  General.  Each RoW Pre-Negotiated License entered into after the
              -------
expiration or termination of the PLPC Option Period and prior to the expiration or termination of the CPC Option Period shall include the terms set forth in SECTIONs 7.3 through 7.6 below. Each BC Pre-Negotiated License entered into after the expiration or termination of the PLPC Option Period and prior to the expiration or termination of the CPC Option Period shall include the terms set forth in SECTIONs 7.7 through 7.10. below. In addition, each Pre-Negotiated License shall contain terms customary and reasonable in the pharmaceutical business, including: reporting obligations and rights of termination upon material breach or default.

SECTION 7.2.  Preparation and Finalization of Pre-Negotiated License Agreements.
              -----------------------------------------------------------------
Promptly after NN's exercise, under SECTION 4.2, of an RoW Option or BC Option for a given ZSS after the expiration or termination of the PLPC Option Period and prior to the expiration or termination of the CPC Option Period: (a) ZGI shall deliver to NN a draft written license agreement for the applicable CPC Pre-Negotiated License(s); and (b) NN and ZGI shall commence good faith, arms' length negotiations regarding all remaining terms of such CPC Pre-Negotiated License.

SECTION 7.3.  NN's Rights in CPC RoW Pre-Negotiated Licenses.  In the RoW CPC
              -----------------------------------------------
Pre-Negotiated License for each ZSS, ZGI shall grant to NN the exclusive right in RoW to practice all Commercialization Rights under Zid-Related Patents and Zid-Related Know-How for all Products based on Zid Embodiments in such ZSS, subject to NN's timely satisfying its obligations under such RoW CPC Pre-Negotiated License. Each RoW CPC0 Pre-Negotiated License shall identify the Zid-Related Patents and Zid-Related Know-How included in such License.

SECTION 7.4.  NN's Obligations in CPC RoW Pre-Negotiated Licenses.  Each CPC RoW
              ---------------------------------------------------
Pre-Negotiated License shall include the following terms.

     SUBSECTION 7.4.1.  Diligence Obligations.  NN shall use commercially
                        ---------------------
reasonable efforts to achieve each of the following diligence obligations, for at least one Zid Embodiment in the ZSS, no later than the applicable deadline. The standard diligence time periods that ZGI and NN intend to be included in a Pre-Negotiated License under SECTION 7.4 in the situation where a Zid Gene, Zid Protein or a Soluble Embodiment is the Product are recited below. However, both ZGI and NN recognize that specific circumstances surrounding a particular Zid Embodiment may lead the parties to negotiate one or more different diligence time period(s) within a particular Pre-Negotiated License. Under the standard diligence time periods, NN must:

Option and License Agreement
Page 25 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

     (a) obtain approval by NN's review board to make such Zid Embodiment an NN project which is reasonably resourced and funded in accordance with NN practice and taking into consideration the stage of development of the Zid Embodiment, no later than sixty (60) days after NN exercises the RoW Option under this ARTICLE 7;

     (b) initiate a Phase III clinical trial no later than [*] after CPC is attained;

     (c)  file a PLA or pay the [*] and [*] Milestone Fees under SUBSECTION
     7.4.2 no later than [*] after fulfillment of diligence obligation (b) above.

     SUBSECTION 7.4.2.  Payment of Milestone Fees.  NN will be obligated to pay
                        -------------------------
to ZGI each of the milestone fees set forth in the table below (the "Milestone Fees"). The execution fee for the CPC License shall be paid by NN to ZGI only once for each ZSS. All other Milestone Fees shall be paid by NN to ZGI for each Zid Embodiment within each ZSS that proceeds through clinical development. If multiple members of a single Zid Embodiment proceed through development, NN shall pay Milestone Fees only for the first such member to pass each milestone; however, upon commercialization of a second and subsequent member of the same Zid Embodiment by NN, or a Commercialization Partner or Sublicensee, then NN shall pay to ZGI full sets of Milestone Fees for such second and subsequent members of that Zid Embodiment. Each Milestone Fee shall be non-refundable and non-creditable against any other amounts payable by NN under this Agreement, such RoW CPC Pre-Negotiated License agreement or any other agreement. Each Milestone Fee shall be payable by NN to ZGI within ten (10) business days after achievement of the corresponding milestone. Upon actual payment of each Milestone Fee, NN shall be considered as having fulfilled its diligence obligations under SECTION 7.4.1 above, and the date of the payment shall be deemed the date of occurrence of the diligence event for the purposes of calculating the timing of the next occurring diligence obligation.

------------------------------------------------------------------------------------------------
                          Upon          Upon the earlier of [*]     Upon the earlier of [*]
                          execution of  from achievement of CPC     from achievement of CPC
                          the license   and PLA Filing in           and PLA Filing in
                                        Europe for Product          Japan for Product
                                        based on each Zid           based on each Zid
                                        Embodiment                  Embodiment
------------------------------------------------------------------------------------------------
Each Zid                  [*]           [*]                         [*]
Embodiment in ZSS
------------------------------------------------------------------------------------------------

     SUBSECTION 7.4.3.  Payment of Royalties.  NN will be obligated to pay to
                        --------------------
ZGI royalties as follows:

     (a) Patent Products.  NN shall pay a royalty for each Patent Product made,
         ---------------
used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's

Option and License Agreement
Page 26 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

obligation to pay royalties for Patent Product(s) shall expire on the expiration date of the last-to-expire Zid-Related Patent included in such RoW CPC Pre-Negotiated License. The royalties shall be calculated in accordance with ARTICLE 11. The applicable royalty rate shall be as set forth below.

                         -----------------------------------
                         Cumulative Net Sales   Royalty Rate
                         [*]


     (b) Know-How Product.   NN shall pay a royalty for each Know-How Product
         ------------------
made, used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Know-How Product(s) shall expire on the date [ * ] after the first sale of Know-How Product(s) covered by such RoW CPC Pre-Negotiated License. The royalties shall be calculated by multiplying the applicable royalty rate by the Net Sales of such Know-How Product. The applicable royalty rate shall be as set forth below.

                         ----------------------------
                         Royalty Rate
                         ----------------------------
                         [*]
                         ----------------------------

The Patent and Know-How royalties under this SUBSECTION 7.4.3 are not additive. NN shall pay the highest applicable royalty rate only. If the last-to-expire patent expires earlier than [*] after the first sale of Patent Product(s) covered by such RoW CPC Pre-Negotiated License, then NN shall pay to ZGI Know-How Product royalties until such [*] period runs.

SECTION 7.5.  Sales Volume Bonus.  No later than April 1 of the year following
              -------------------
the first calendar year in which annual Net Sales of a Patent Product covered by an RoW CPC Pre-Negotiated License exceed [*] NN shall pay to ZGI a one-time sales volume bonus of [*]

SECTION 7.6.  General Terms in RoW Pre-Negotiated Licenses.  Each party shall
              ---------------------------------------------
have the right to terminate the RoW CPC Pre-Negotiated License in a ZSS upon the other party's material breach of any of its obligations under such RoW CPC Pre-Negotiated License, by giving written notice and upon the breaching party's failure to timely cure such material breach, according to the principles set forth in SECTION 17.3. Each party shall have the right to assign each RoW CPC Pre-Negotiated License, in accordance with the principles set forth in SECTION 19.1, and ZGI shall have the right to assign its right to receive money under such license upon delivery of written notice to NN. Each RoW CPC Pre-Negotiated License shall be governed by the laws of the State of Washington. Each RoW CPC Pre-Negotiated License shall specify the party (or parties) responsible for protecting the Zid-Related IP included in such License, including filing, prosecuting, and maintaining Zid-Related Patents included in such License, and for defending and enforcing such Zid-Related IP. Each RoW CPC Pre-Negotiated License shall specify the

Option and License Agreement
Page 27 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

party (or parties) responsible for the costs associated with such protection, filings, prosecution, maintenance, defense and enforcement. Each RoW CPC Pre-Negotiated License shall require the parties to communicate and cooperate, in good faith, regarding any and all extensions of patent term for the Zid-Related Patents included in such RoW CPC Pre-Negotiated License.

SECTION 7.7.  NN's Rights in BC CPC Pre-Negotiated Licenses.  In every BC CPC
              ----------------------------------------------
Pre-Negotiated License for each ZSS, ZGI shall grant to NN the exclusive right on a worldwide basis in the BC Field to practice all Commercialization Rights under Zid-Related Patents and Zid-Related Know-How for all Products based on Zid Embodiments in such ZSS, subject to NN's timely satisfying its obligations under such BC CPC Pre-Negotiated License. Each BC CPC Pre-Negotiated License shall identify the Zid-Related Patents and Zid-Related Know-How included in such License.

SECTION 7.8.  NN's Obligations in BC CPC Pre-Negotiated Licenses.  Each BC CPC
              --------------------------------------------------
Pre-Negotiated License shall include the following terms.

     SUBSECTION 7.8.1.  Diligence Obligations.  NN shall use commercially
                        ---------------------
reasonable efforts to achieve each of the following diligence obligations, for at least one Zid Embodiment in the ZSS, no later than the applicable deadline. The standard diligence time periods that ZGI and NN intend to be included in a Pre-Negotiated License under SECTION 7.8 in the situation where a Zid Gene, Zid Protein or a Soluble Embodiment is the Product are recited below. However, both ZGI and NN recognize that specific circumstances surrounding a particular Zid Embodiment may lead the parties to negotiate one or more different diligence time period(s) within a particular Pre-Negotiated License. Under the standard diligence time periods, NN must:

     (a) obtain approval by NN's review board to make such Zid Embodiment an NN project which is reasonably resourced and funded in accordance with NN practice and taking into consideration the stage of development of the Zid Embodiment, no later than sixty (60) days after NN exercises the BC Option under this ARTICLE 7;

     (b)  initiate a Phase III clinical trial no later [*] from IND approval;

     (c) file a PLA or pay the [*] Milestone Fees under SUBSECTION 7.8.2 no later than [*] after fulfillment of diligence obligation (b) above.


     SUBSECTION 7.8.2.  Payment of Milestone Fees.  NN will be obligated to pay
                        -------------------------
to ZGI each of the milestone fees set forth in the table below (the "Milestone Fees"). The execution fee for the CPC License shall be paid by NN to ZGI only once for each ZSS. All other Milestone Fees shall be paid by NN to ZGI for each Zid Embodiment within each ZSS that proceeds through clinical development. If multiple members of a single Zid Embodiment proceed through

Option and License Agreement
Page 28 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

development, NN shall pay Milestone Fees only for the first such member to pass each milestone; however, upon commercialization of a second and subsequent member of the same Zid Embodiment by NN, or a Commercialization Partner or Sublicensee, then NN shall pay to ZGI full sets of Milestone Fees for such second and subsequent members of that Zid Embodiment. Each Milestone Fee shall be non-refundable and non-creditable against any other amounts payable by NN under this Agreement, such BC CPC Pre-Negotiated License agreement or any other agreement. Each Milestone Fee shall be payable by NN to ZGI within ten (10) business days after achievement of the corresponding milestone. Upon actual payment of each Milestone Fee, NN shall be considered as having fulfilled its diligence obligations under SECTION 7.8.1 above, and the date of the payment shall be deemed the date of occurrence of the diligence event for the purposes of calculating the timing of the next occurring diligence obligation.

-------------------------------------------------------------------------------------------------------------
                      Upon             Upon the earlier  of    Upon the earlier  of    Upon the earlier  of
                      execution of     [*] from                [*] from                [*] from
                      the license      achievement of CPC      achievement of CPC      achievement of CPC
                                       and PLA Filing in       and PLA Filing in       and PLA Filing in
                                       Europe for Product      Japan for Product       US for Product
                                       based on each Zid       based on each Zid       based on each Zid
                                       Embodiment              Embodiment              Embodiment
-------------------------------------------------------------------------------------------------------------
Each Zid               [*]             [*]                     [*]                     [*]
Embodiment in ZSS
-------------------------------------------------------------------------------------------------------------

     SUBSECTION 7.8.3.  Payment of Royalties.  NN will be obligated to pay to
                        --------------------
ZGI royalties as follows:

     (a) Patent Products.  NN shall pay a royalty for each Patent Product made,
         ---------------
used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Patent Product(s) shall expire on the expiration date of the last-to-expire Zid-Related Patent included in such BC CPC Pre-Negotiated License. The royalties shall be calculated in accordance with ARTICLE 11. The applicable royalty rate shall be as set forth below.

                         --------------------------------------
                         Cumulative Net Sales     Royalty Rate
                         [*]


     (b) Know-How Product.   NN shall pay a royalty for each Know-How Product
         ------------------
made, used, imported, offered for sale or sold by NN, a Commercialization Partner or Sublicensee. NN's obligation to pay royalties for Know-How Product(s) shall expire on the date [*] the first

Option and License Agreement
Page 29 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

sale of Know-How Product(s) covered by such BC CPC Pre-Negotiated License. The royalties shall be calculated by multiplying the applicable royalty rate by the Net Sales of such Know-How Product. The applicable royalty rate shall be as set forth below.

                         ------------------------------
                         Royalty Rate
                         ------------------------------
                         [*]
                         ------------------------------

The Patent and Know-How royalties under this SUBSECTION 7.8.3 are not additive. NN shall pay the highest applicable royalty rate only. If the last-to-expire patent expires earlier than [*] after the first sale of Patent Product(s) covered by such BC CPC Pre-Negotiated License, then NN shall pay to ZGI Know-How Product royalties until such [*] period runs.

SECTION 7.9.   Sales Volume Bonus.  No later than April 1 of the year following
               -------------------
the first calendar year in which annual Net Sales of a Patent Product covered by a BC CPC Pre-Negotiated License exceed [*] NN shall pay to ZGI a one-time sales volume bonus of [*]

SECTION 7.10.  General Terms in BC Pre-Negotiated Licenses.  Each party shall
               --------------------------------------------
have the right to terminate the BC CPC Pre-Negotiated License in a ZSS upon the other party's material breach of any of its obligations under such BC CPC Pre-Negotiated License, by giving written notice and upon the breaching party's failure to timely cure such material breach, according to the principles set forth in SECTION 17.3. Each party shall have the right to assign each BC CPC Pre-Negotiated License, in accordance with the principles set forth in SECTION 19.1, and ZGI shall have the right to assign its right to receive money under such license upon delivery of written notice to NN. Each BC CPC Pre-Negotiated License shall be governed by the laws of the State of Washington. Each BC CPC Pre-Negotiated License shall specify the party (or parties) responsible for protecting the Zid-Related IP included in such License, including filing, prosecuting, and maintaining Zid-Related Patents included in such License, and for defending and enforcing such Zid-Related IP. Each BC CPC Pre-Negotiated License shall specify the party (or parties) responsible for the costs associated with such protection, filings, prosecution, maintenance, defense and enforcement. Each BC CPC Pre-Negotiated License shall require the parties to communicate and cooperate, in good faith, regarding any and all extensions of patent term for the Zid-Related Patents included in such BC CPC Pre-Negotiated License.


                                   ARTICLE 8
                            Option Period Extension
                            -----------------------

SECTION 8.1.  Right to Extend Medical Hypothesis Option Period.  For each ZSS,
              ------------------------------------------------
ZGI hereby grants to NN the right to extend the Option Period for each RoW Option and each BC Option

Option and License Agreement
Page 30 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

from the end of the Medical Hypothesis Option Period to the end of the PLPC Option Period. For a given ZSS, NN may extend the Option Period for the RoW Option and the BC Option by notifying ZGI, in writing, of such extension, no later than the last date of the Medical Hypothesis Option Period for such ZSS. In order to be effective, each notice of extension must include: (a) a statement of NN's desire to negotiate with ZGI for a research agreement to conduct further research on at least one Zid Embodiment in the ZSS; and (b) payment of a Medical Hypothesis to PLPC extension fee of [*] for an RoW Option, or [*] for a BC Option. The date of ZGI's receipt of such perfected notice shall be the "Date of
SECTION 8.1 Extension" of the Medical Hypothesis Option Period through the end of the PLPC Option Period.

SECTION 8.2.  Effect of SECTION 8.1 Extension.  Upon NN's timely extension of an
              -------------------------------
RoW Option or BC Option pursuant to SECTION 8.1, NN shall retain the option to enter into a Pre-Negotiated License under the terms set forth in ARTICLE 6 hereof during the time period from the Date of SECTION 8.1 Extension to the end of the PLPC Option Period. During an extended Option Period under this SECTION
8.2 for a given ZSS, ZGI shall not enter into a license or other arrangement with any third party in conflict with NN's RoW or BC Options, as applicable, for such ZSS.

SECTION 8.3.  Right to Extend PLPC Option Period.  For each ZSS, ZGI hereby
              -----------------------------------
grants to NN the conditional right to extend the Option Period for each RoW Option and each BC Option from the end of the PLPC Option Period to the end of the CPC Option Period. For a given ZSS, NN may extend the Option Period for the RoW Option and the BC Option after PLPC is attained by notifying ZGI, in writing, of such extension, no later than the last date of the PLPC Option Period for such ZSS. In order to be effective, each notice of extension must include: (a) a statement of NN's desire to negotiate with ZGI for a research and clinical development agreement to conduct further research and clinical studies on at least one Zid Embodiment in the ZSS; and (b) payment of a PLPC to CPC extension fee [*] for an RoW Option, or [*] for a BC Option.

SECTION 8.4.  Participation in PLPC to CPC Research and Clinical Development.
              ---------------------------------------------------------------
For each ZSS that NN delivers written notice of NN's desire to extend the Option Period to the end of the CPC Option Period, ZGI shall have [*] from the date upon which ZGI received NN's notice of extension to determine whether ZGI wishes to continue beyond PLPC. If ZGI does desire to continue, ZGI shall notify NN with that [*] period of ZGI's decision in writing and ZGI and NN will proceed as described in ARTICLE 9 herein. If ZGI does not desire to continue, ZGI shall notify NN within that [*] period of ZGI's decision in writing, and NN shall have [*] from the date upon which NN received ZGI's notice to determine whether NN wishes to take an RoW PLPC Pre-Negotiated License or a BC PLPC Pre-Negotiated License. If NN desires to enter into one of these Licenses, NN shall exercise its option pursuant to ARTICLE 4 and the provisions of ARTICLE 6 shall apply, and NN shall pay to ZGI the difference between the applicable ARTICLE 6 Pre-Negotiated License execution fee and the SECTION 8.3 extension fee. If NN

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does not desire to enter into one of these Licenses, NN's RoW and BC Options shall terminate pursuant to SECTION 4.5, and ZGI shall refund to NN the SECTION
8.3 extension fee. The date of NN's receipt of ZGI's notice of ZGI's decision to continue shall be the "Date of SECTION 8.3/8.4 Extension" of the PLPC Option Period to the end of the CPC Option Period.

SECTION 8.5.  Effect of SECTION 8.3/8.4 Extension.  Upon NN's timely extension
              -----------------------------------
of an RoW Option or BC Option under SECTION 8.3, and further upon ZGI's affirmative decision to continue under SECTION 8.4, NN shall retain the option to take a license under the terms set forth in ARTICLE 7 hereof from the Date of
SECTION 8.3/8.4 Extension to the end of the CPC Option Period. During the extended Option Period for a given ZSS, ZGI shall not enter into a license or other arrangement with any third party in conflict with NN's RoW or BC Options, as applicable, for such ZSS.

                                   ARTICLE 9
          Cooperative Research and Development upon Option Extension
          ----------------------------------------------------------

SECTION 9.1.  Negotiation of Term Sheet of Research/Clinical Development
              ----------------------------------------------------------
Agreement.  Promptly after ZGI's receipt of NN's proper written notice of
---------
extension under SECTION 8.1 or SECTIONs 8.3 and 8.4, ZGI and NN shall commence good faith, arms' length negotiation toward a written term sheet for a research and development agreement in the ZSS. Each such term sheet shall include at least the following items:

     (1) the Zid Embodiment(s) to be researched;

     (2) an outline of a research and/or clinical plan designed to reach the desired goal, or "End Point", for such research (i.e., PLPc or CPC);
                                                      ----

     (3) an estimate of the costs and expenses (including mutually agreed upon fully burdened costs per full-time employee (FTE)) for the research and/or clinical plan, and a statement of who is to conduct the research (i.e., NN,
                                                                       ----
     ZGI or a third party);

     (4) a commitment by NN to pay [*] of the costs and expenses related to the NA research plan as set forth in (2) above when NN is extending an RoW Option to the end of the PLPC Option Period and [*] of the costs and expenses related to the NA research and clinical development plan as set forth in (2) above when NN is extending an RoW Option to the end of the CPC Option Period. When NN is extending a BC Option, NN shall pay [*]of such costs and expenses related to NA; and

     (5) a description of ZGI's and NN's reporting requirements.

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The research and/or clinical development costs and expenses attributable to NA shall be those accrued by or for ZGI in accordance with the work plan conducted pursuant to the research and/or clinical development agreement.

If ZGI and NN fail to execute a written term sheet by the date [*] after the Date of Extension, then the parties shall refer such disagreement to be settled in accordance with the procedures set forth in ARTICLE 18.

If ZGI and NN execute a written term sheet before expiration such [*] period, then the PLPC or CPC Option Period for such ZSS shall be extended for an additional [*] to permit a definitive research and/or clinical development agreement to be negotiated (i.e., the total negotiation period shall be [*] from
                            ----
the Date of Extension).

SECTION 9.2.  Negotiation of Research/Clinical Development Agreement.  If the
              ------------------------------------------------------
parties timely executed a written term sheet, they shall continue good faith, arms' length negotiations toward executing a written research and/or clinical development agreement, consistent with the term sheet. Each research and/or clinical development agreement shall include at least the following items:

     (1) the Zid Embodiment(s) to be researched;

     (2) a mutually agreed-upon work plan for the research or clinical development, including which party is responsible for which tasks thereunder, taking into account the expertise of the parties and the cost of each party's undertaking such tasks (e.g., NN will undertake [*]);

     (3) a description of the agreed-upon End Point(s) and a product development plan with the requirements for achieving the End Point clearly defined, which plan includes the reporting format and data to be included therein to support the achievement of the End Point;

     (4) an estimate of the costs and expenses (i.e., both direct and indirect expenses, including overhead) for the research and/or clinical studies;

     (5) a commitment by NN to pay [*] of the costs and expenses related to the NA research plan as agreed to in item (2) above when NN is extending an RoW Option to the end of the PLPC Option Period and [*] of the costs and expenses related to the NA research and clinical development plan as agreed to in item (2) above when NN is extending an RoW Option to the end of the CPC Option Period. When NN is extending a BC Option, NN shall pay [*] of such costs and expenses related to NA, and a description as to how such payments will be made;

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     (6) a description of ZGI's and NN's reporting obligations;

     (7) a description of each party's rights regarding inventions made in performance of the research and/or clinical studies;

     (8) a description of the parties' rights to amend the work plan;

     (9) a description of the parties' rights to terminate the research and/or clinical development agreement, and the effect of such termination, if one or both parties reasonably believe the desired End Point(s) is not attainable;

     (10) a communication plan setting forth rules regarding a each party's rights with respect to publication of research and clinical results; and

     (11) a dispute resolution procedure to resolve issues that arise about the work conducted pursuant to the agreement or about the research and/or clinical development agreement itself.

The research and/or clinical development costs and expenses attributable to NA shall be those accrued by or for ZGI in accordance with the work plan conducted pursuant to the research and/or clinical development agreement.

If ZGI and NN fail to execute a research and/or clinical development agreement during [*] period from the Date of Extension, then the parties shall refer such disagreement to be settled in accordance with the procedures set forth in
ARTICLE 18.

If ZGI and NN timely execute a written research agreement, then the PLPC or CPC Option Period for such ZSS shall be extended until the End Point specified in the research and/or clinical development agreement is reached, or until the research and/or clinical development agreement is earlier terminated pursuant to its terms.

SECTION 9.3.  Accounting.  Each such research and/or clinical development
              ----------
agreement shall specify that the parties shall make and endorse an annual budget for activities pursuant to such agreement using a universal hourly rate for the time of employees of both parties. NN shall pre-pay to ZGI [*] of the total budgeted amount at the beginning of each calendar quarter. ZGI and NN shall submit quarterly statements showing actual quarterly costs and expenses of each party. Within ninety (90) days after the end of each six (6) month period during the term of the agreement, the parties shall review the past two quarterly statements and make any adjustment that may be necessary against advance payments made in respect of each such six (6) month period, either by payment by NN to ZGI or by repayment by ZGI to NN, as the case may be.

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The budget for research and clinical development costs shall include direct cost and research or development overhead, as well as committee-approved G&A expenses. These overhead rates (research/development and G&A) shall be negotiated when the budget is established. No prior approval of expenditure of either party is needed if the total cost is less than [*] of the portion of the budget allocated to that party for its activities under the research and/or clinical development agreement. If either party should have reason to believe that the cost will exceed [*] of the portion of the budget allocated to that party's activities, that party shall notify the other party and obtain approval for expenditure of such overage. Upon receipt of notice of an overage, the receiving party shall respond within ten (10) business days as to whether that party is prepared to continue to support the allocable percentage of the newly proposed budget.

SECTION 9.4.  Exit Options.  If NN and ZGI mutually agree that the research
              ------------
and/or clinical development being conducted under the agreement is not likely to lead to a favorable outcome, NN and ZGI shall terminate the agreement and all rights to the ZSS that is the subject of that agreement shall revert to ZGI.
If NN believes that the research and/or clinical development being conducted under the agreement is not likely to lead to a favorable outcome, NN may terminate such agreement upon delivery of written notice to ZGI and all rights to the ZSS that is the subject of that agreement shall revert to ZGI. If ZGI believes that the research and/or clinical development being conducted under the agreement is not likely to lead to a favorable outcome, ZGI may terminate such agreement upon delivery of written notice to NN; provided, however that NN shall be entitled to proceed at NN's sole expense and effort to the pre-agreed End Point and then decide whether to enter into a Pre-Negotiated License under the terms of ARTICLE 6 or ARTICLE 7, whichever is then applicable, by timely exercise of NN's Option in accordance with SECTION 4.2. In the event of termination, for whatever reason, each party shall be free to use and exploit any and all inventions, discoveries, know-how and other results from the collaboration that have been made jointly by the parties. In such case ZGI shall, in addition hereto, be granted a non-exclusive right to use any inventions, discoveries, know-how and other results generated solely by NN, subject to paying a reasonable compensation.

                                   ARTICLE 10
                  Kunitz Research Rights, Options and Licenses
                  --------------------------------------------

SECTION 10.1. Disclosure of Kunitz Protein Sequences.  The parties contemplate
              --------------------------------------
that, from time to time, ZGI may discover one or more novel Kunitz Proteins or Kunitz Domains. Upon each such discovery, ZGI shall disclose to NN the sequence of each such Kunitz Protein or Kunitz Domain ("Kunitz Protein Sequence"): (a) promptly after the date that ZGI files a patent application disclosing such Kunitz Protein or Kunitz Domain; or (b) if ZGI determines not to file such a patent application, promptly after ZGI makes such determination. In addition, the parties

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acknowledge that ZGI has discovered novel Kunitz Proteins and Kunitz Domains and that ZGI has disclosed such Kunitz Proteins and Kunitz Domains to NN prior to the Effective Date.

SECTION 10.2.  Grant of Kunitz Research Rights.  During the Kunitz Research and
               --------------------------------
Option Period for each Kunitz Protein or Kunitz Domain, NN shall have the non-exclusive right to conduct research within NN (but not with any third party) regarding such Kunitz Protein or Kunitz Domain. Such Kunitz Research Rights include: (a) use of such Kunitz Protein or Kunitz Domain as a scaffold to generate Mutant Kunitz Proteins and other derivatives and modifications of such Kunitz Protein or Kunitz Domains; (b) use of Mutant Kunitz Proteins, Kunitz Proteins and Kunitz Domains as reagents in biological assays to identify product candidates; and (c) file patent applications, in NN's name, claiming such Mutant Kunitz Proteins, other derivatives or modifications of Kunitz Proteins and Kunitz Domains or methods of making or using the same.

SECTION 10.3.  Expiration of the Kunitz Research and Option Period.  Upon
               ----------------------------------------------------
expiration of the Kunitz Research and Option Period for each Kunitz Protein or Kunitz Domain or upon expiration or termination of this Agreement, whichever is earlier, NN's rights to use such Kunitz Proteins or Kunitz Domains shall terminate, unless NN enters into a license agreement with ZGI having the financial terms of the Pre-Negotiated RoW License set forth in ARTICLE 5.

SECTION 10.4.  Mutant Kunitz Proteins and Other Derivatives/Modifications of
               -------------------------------------------------------------
Kunitz Domains or Kunitz Proteins.  For each Mutant Kunitz Protein or other
----------------------------------
derivative or modification of a Kunitz Domain or Kunitz Protein, NN's research, development and commercialization rights shall not be limited by field or territory, provided that: (a) for Mutant Kunitz Proteins or derivatives or modifications of Kunitz Proteins or Kunitz Domains that are covered by a Valid Claim of a patent owned or controlled by ZGI, NN enters into a license agreement with ZGI having the financial terms of the Pre-Negotiated RoW License set forth in ARTICLE 5; and (b) for Mutant Kunitz Proteins or derivatives or modifications of Kunitz Proteins or Kunitz Domains that are not covered by a Valid Claim of a patent owned or controlled by ZGI, NN agrees to pay ZGI an enablement fee of [*] of Net Sales of such Mutant Kunitz Proteins or derivatives or modifications of Kunitz Proteins or Kunitz Domains, regardless of whether NN or its partner or licensee makes such sales. In no event will NN offset any royalties paid to third parties against royalties due and owing to ZGI for SECTION 10.4(b) enablement fees.

                                  ARTICLE 11
              Royalty Payments, Royalty Offset and Record Keeping
              ---------------------------------------------------

SECTION 11.1.  Royalty Payments.   NN shall pay Milestone Fees and royalty
               ----------------
payments pursuant to this Agreement to ZGI, regardless of whether NN or a third party makes the sales that accrue a royalty to ZGI.

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SECTION 11.2.  Royalty Offset For Third Party Patents.  NN is obligated to pay
               --------------------------------------
all third party royalties associated with any Patent Products commercialized in accordance with this Agreement, regardless of whether NN or ZGI has taken such third party license. NN shall pay to ZGI the royalties set forth in ARTICLES 5, 6 and 7 with respect to any Patent Product, unless a third party has an issued patent in a relevant jurisdiction claiming a composition of matter or method of use for which NN has obtained the written opinion of independent patent counsel that a license to such patent is required to commercialize a Patent Product and NN and the third party have executed such a patent license. In such event, NN or its Commercialization Partners or Sublicensees shall be entitled to [*] of the royalties paid to all such third parties against royalties due and owing to ZGI pursuant to this Agreement.


SECTION 11.3.  Generic Products.  Should in any specific country in the licensed
               ----------------
territory, Generic Product(s) (as hereinafter defined) reach a market share in such country equal to or higher than [*] of the local market for a Patent Product, then the royalty rate on such Patent Product otherwise applicable shall be reduced with respect to such country according to the following scale:

        ----------------------------------------------------------------
        Market share of the Generic   Percentage of reduction of the
        Product                       royalty rates otherwise applicable
                     [*]




Generic Product(s) shall mean any third party-marketed product that is identical to a Patent Product marketed by NN, any of its Affiliates, Commericalization Partners or Sublicensees, wherein such third party-marketed product does not infringe a Zid-Related Patent.

SECTION 11.4.  Additive Offsets; Minimum Royalties.  The royalty offsets for
               -----------------------------------
Patent Products set forth in SECTIONs 11.2 and 11.3 shall be additive; however, the minimum royalty payable by NN to ZGI shall never be reduced below [*] of the royalties set forth for Patent Products in ARTICLES 5, 6 and 7 of this Agreement. Notwithstanding Sections 11.2 and 11.3, in no event will NN offset any royalties paid to third parties against royalties due and owing to ZGI for Know-How Products or SECTION 10.4(b) products.

SECTION 11.5.  Royalty Accounting.  The tiered royalties under this Agreement
               -------------------
and Pre-Negotiated Licenses entered into pursuant hereto shall be paid quarterly but calculated on an annual basis. Only a single royalty rate shall be applicable in any given year and that rate will be determined by the total annual Net Sales. An adjustment to prior quarters in any given year shall

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be made in any subsequent quarter in the same year in which a threshold into a higher royalty bracket has been exceeded. A year end adjustment will be made, if a royalty threshold is exceeded in the fourth quarter.

SECTION 11.6.  Payments and Reports.  Royalties payable pursuant to this
               ---------------------
Agreement shall be due quarterly within 45 days following the end of each calendar quarter for Net Sales in such calendar quarter. All sales in foreign currencies shall be converted into United States dollars using the rate of exchange quoted by Bank of America and its successor(s) on the last business day of the calendar quarter in which the sales were made. Each such payment shall be accompanied by a statement of Net Sales for the quarter and the calculation of Royalties payable hereunder by Product and country. All Milestone Fees, Royalties and all other amounts which are overdue under this Agreement will bear interest at the rate of 1.5% per month from the date due through the date of payment. NN shall keep and shall cause its Commercialization Partners and Sublicensees to keep complete, true and accurate records for the purpose of showing the derivation of all Milestone Fees and Royalties payable under this Agreement. ZGI's duly accredited representatives, which are reasonably acceptable to NN, shall have the right to inspect and audit such records at any time during reasonable business hours upon reasonable prior notice to NN or any of its Commercialization Partners or Sublicensees, but such right will not be exercised more often than annually (it being understood that a single exercise of such right may include a series of related or continuing inspections and audits).

SECTION 11.7.  Taxation of Payments.  ZGI shall be responsible for and shall
               --------------------
bear any taxes levied upon payments received by ZGI and ZGI hereby authorizes NN to withhold such taxes from the payments which are payable to ZGI in accordance with this Agreement if NN is either required to do so under the applicable tax laws or directed to do so by an agency of the relevant government. Upon ZGI's written request, NN shall with respect ot the laws of Denmark, support ZGI in its legal efforts to minimize any such withholding taxes, and provide ZGI with information about and necessary for any documentation needed to reduce withholding to a legal minimum.

SECTION 11.8.  Currency Blockage.  If the laws or regulations of another country
               ------------------
prevent the conversion of its currency into United States dollars for the payment of Royalties, NN or its Commercialization Partners or Sublicensees will either (a) pay such Royalties by depositing the currency of the other country into a bank account designated by ZGI in that country or (b) if permitted by law, pay such Royalties in the currency of the country in question to ZGI's designee in that country.

SECTION 11.9.  Diligence Reporting and Audit.  With respect to the licenses
               ------------------------------
granted under ARTICLES 5, 6, 7 and 10, the parties hereby agree that this Agreement imparts an obligation and each such license shall also impart an obligation for NN to report semi-annually on research and development progress for Zid Embodiments within all licensed ZSSs, Kunitz Domains or Kunitz Proteins. Also, NN shall keep complete, true and accurate records for the purpose of showing the research and development progress of Zid Embodiments within all licensed ZSSs, Kunitz Domains or

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Kunitz Proteins under this Agreement. ZGI shall have the right to monitor NN's research, development and commercialization efforts for licensed ZSSs, Kunitz Domains and Kunitz Proteins, and NN shall promptly cooperate with ZGI's reasonable requests for information regarding such research, development and commercialization.

                                  ARTICLE 12
                                    Patents
                                    -------

SECTION 12.1.  Patent Filings and Prosecution.
               ------------------------------

     SUBSECTION 12.1.1.  Prior to Execution of License in ZSS.
                         ------------------------------------

     (a) RoW.  In each ZSS, during the time prior to execution of an RoW Pre-
         ---
     Negotiated License, ZGI shall have sole and exclusive responsibility for protecting, in RoW, all Zid-Related IP related to such ZSS, including filing, prosecuting, and maintaining in RoW, Zid-Related Patents related to such ZSS. ZGI shall be solely responsible for the costs associated with such RoW protection, filings, prosecution and maintenance and the jurisdictions in which patent protection is sought shall be within the sole discretion of ZGI.

     (b) NA.  In each ZSS, during the time prior to execution of a BC Pre-
         --
     Negotiated License, ZGI shall have sole and exclusive responsibility for protecting, in NA, all Zid-Related IP related to such ZSS, including filing, prosecuting, and maintaining, in NA, Zid-Related Patents related to such ZSS. ZGI shall be solely responsible for the costs associated with such NA protection, filings, prosecution, and maintenance and the jurisdictions in which patent protection is sought shall be within the sole discretion of ZGI.

     (c) Current Practice.  ZGI's current ex-North America patent application
         ----------------
     filing practice is set forth in Appendix 3.

     SUBSECTION 12.1.2.  As of Execution of License.    As of the date of
                         --------------------------
execution of a Pre-Negotiated License, the provisions of such License regarding protection of the Zid-Related IP included in such License (including filing, prosecuting, and maintaining Zid-Related Patents included in such License) and the costs associated with such activities, shall be governed by the provisions of the particular License.

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SECTION 12.2.  Patent Enforcement and Defense.
               ------------------------------

     SUBSECTION 12.2.1.  Prior to Execution of License in ZSS.
                         ------------------------------------

     (a) RoW.  In each ZSS, during the time prior to execution of an RoW Pre-
         ---
     Negotiated License, ZGI shall have sole and exclusive responsibility for defending and enforcing, in RoW, all Zid-Related IP related to such ZSS, including but not limited to: sending cease & desist letters; initiating and participating in interference proceedings, protest proceedings, reissue proceedings, re-examination proceedings, and lawsuits; defending declaratory judgment proceedings; and settling disputes with third parties. ZGI shall be solely responsible for the costs associated with such defense and enforcement and shall retain all damages and monies awarded as a result of such efforts.

     (b) NA.  In each ZSS, during the time prior to execution of a BC Pre-
         --
     Negotiated License, ZGI shall have sole and exclusive responsibility for protecting, in NA, all Zid-Related IP related to such ZSS, including but not limited to: sending cease & desist letters; initiating and participating in interference proceedings, protest proceedings, reissue proceedings, re-examination proceedings, and lawsuits; defending declaratory judgment proceedings; and settling disputes with third parties. ZGI shall be solely responsible for the costs associated with such defense and enforcement and shall retain all damages and monies awarded as a result of such efforts.

     SUBSECTION 12.2.2.  As of Execution of License.  As of the date of
                         --------------------------
execution of a Pre-Negotiated License, the provisions of such License regarding defense and enforcement of the Zid-Related IP included in such License (including sending cease & desist letters; initiating and participating in interference proceedings, protest proceedings, reissue proceedings, re-examination proceedings, and lawsuits; defending declaratory judgment proceedings; and settling disputes with third parties) and the costs associated with such activities, shall be governed by the provisions of the particular License.

                                  ARTICLE 13
                                Confidentiality
                                ---------------

SECTION 13.1.  Confidential Information.  For the purposes of this Agreement,
               ------------------------
Confidential Information shall include all proprietary information and materials, patentable or otherwise, of a party which is disclosed by or on behalf of such disclosing party to the receiving party, such as DNA sequences, amino acid sequences, vectors, cells, substances, formulations, techniques, methodology, equipment, data, reports, know-how, assay results, preclinical studies and clinical trials and the results thereof, patent positioning and business plans, including any negative developments.

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SECTION 13.2.  Confidentiality Obligation.  Except as is otherwise authorized
               --------------------------
under this Agreement, each party shall, during the term of this Agreement and for a period of three (3) years thereafter, maintain as secret and confidential all Confidential Information obtained from the other pursuant to this Agreement and prior to and in contemplation of it, and all other Confidential Information that it may acquire from the other in the course of this Agreement. Each party shall respect the other's proprietary rights in such Confidential Information, use the same exclusively for the purposes of this Agreement, and disclose the same only to those of its employees to whom and to the extent that such disclosure is reasonably necessary for the purposes of this Agreement.

SECTION 13.3.  Release from Confidentiality Obligation.  Notwithstanding the
               ---------------------------------------
foregoing provisions, a party shall be permitted to disclose any Confidential Information of the other party to its patent practitioner or any patent office in any country, as is reasonably required for filing or prosecuting any patent application permitted to be filed by it hereunder. Furthermore, the obligations of SECTION 13.3 shall not apply to Confidential Information which:

     (a) were properly in the possession of the receiving party, without any restriction on use or disclosure, prior to receipt from the disclosing party, and such possession can be demonstrated by competent evidence of the receiving party;

     (b) are in the public domain by public use, publication, general knowledge or the like, or after disclosure hereunder become general or public knowledge through no fault of the receiving party;

     (c) are properly obtained by the receiving party from a third party not under a confidentiality obligation;

     (d) are independently developed by or on behalf of the receiving party without the assistance of the confidential information of the disclosing party; or

     (e) are required to be disclosed by order of any court or governmental or regulatory authority after notification of the providing party by the receiving party of the necessity to allow the providing party to seek protection for the providing party's confidential information from such court or governmental or regulatory authority.

SECTION 13.4   Survival.   The obligations under this ARTICLE 13 shall survive
               --------
the termination of this Agreement.

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                                   ARTICLE 14
                 Material Transfer and Limitation of Liability
                 ---------------------------------------------

SECTION 14.1.  Zid Embodiments.  Zid Embodiments shall be used by NN solely for
               ---------------
internal research and development in accordance with this Agreement, except that NN may enter into arrangements with contract laboratories for contract research provided: (a) that the contract laboratory is under an obligation of confidentiality to NN at least as stringent as the confidentiality obligations hereunder; and (b) that NN owns the results of such contract laboratory's testing. No Zid Embodiment shall be intermingled by NN with intellectual property or confidential information of any third party, unless NN has entered into a Pre-Negotiated License with ZGI that contemplates and authorizes such intermingling. Any person using a Zid Embodiment will be advised of, and is subject to, the terms of this Agreement.

SECTION 14.2.  Limitations.  ZID EMBODIMENTS OR OTHER MATERIALS TRANSFERRED
               -----------
PURSUANT TO THIS AGREEMENT ARE EXPERIMENTAL IN NATURE AND ARE TRANSFERRED BETWEEN THE PARTIES AS IS. NEITHER NN NOR ZGI MAKES ANY WARRANTY OR REPRESENTATION WITH RESPECT TO THE UTILITY, EFFICACY, NONTOXICITY, SAFETY OR APPROPRIATENESS OF USING THE MATERIALS. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY USE OF SUCH ZID EMBODIMENTS OR OTHER MATERIALS TRANSFERRED PURSUANT TO THIS AGREEMENT, OR ANY LOSS WHICH MAY ARISE FROM SUCH USE. ZID EMBODIMENTS AND OTHER MATERIALS TRANSFERRED PURSUANT TO THIS AGREEMENT WILL BE USED IN COMPLIANCE WITH ALL APPLICABLE RULES AND REGULATIONS INCLUDING, FOR EXAMPLE, THOSE RELATING TO RESEARCH INVOLVING THE USE OF HUMAN AND ANIMAL SUBJECTS OR RECOMBINANT DNA.

SECTION 14.3.  Transfer of Zid Embodiments and Other Materials.  NN shall not
               -----------------------------------------------
distribute Zid Embodiments or other materials generated or transferred pursuant to this Agreement to third parties, unless NN has entered into a Pre-Negotiated License with ZGI that contemplates and authorizes such transfer. ZGI may not distribute materials solely owned or developed by NN pursuant to this Agreement to third parties without NN's express written permission. All authorized distributions of materials will only occur pursuant to a fully executed, written Materials Transfer Agreement.


                                   ARTICLE 15
                         Representations and Warranties
                         ------------------------------

SECTION 15.1.  Representations, Warranties and Covenants of NN.  NN represents
               -----------------------------------------------
and warrants to and covenants with ZGI that:

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     (a) NN is a corporation duly organized, validly existing and in corporate good standing under the laws of Denmark; and

     (b) NN has the corporate and legal right, title, authority and power to enter into this Agreement; and

     (c) NN has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and

     (d) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of NN, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

     (e) the performance of its obligations under this Agreement will not conflict with or result in a breach of any agreements, contracts or other arrangements to which it is a party; and

     (f) NN will not during the term of this Agreement enter into any agreements, contracts or other arrangements that would prevent NN from meeting its obligations or adversely impact ZGI's rights under this Agreement; and

     (g) NN will comply with all applicable laws, regulations and guidelines in connection with the performance of NN's obligations pursuant to this Agreement, including but not limited to all applicable product safety, product testing, product labeling, package marking and product advertising laws and regulations and the regulations of the United States and any other relevant nation concerning any export or other transfer of technology, services or products.

SECTION 15.2.  Representations, Warranties and Covenants of ZGI.  ZG1 represents
               ------------------------------------------------
and warrants to and covenants with NN that:

     (a) ZGI is a corporation duly organized, validly existing and in corporate good standing under the laws of the state of Washington; and

     (b) ZGI has the corporate and legal right, title, authority and power to enter into this Agreement; and

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     (c) ZGI has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and

     (d) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of ZGI enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or, at law); and

     (e) the performance of its obligations under this Agreement will not conflict with or result in a breach of any agreements, contracts or other arrangements to which it is a party; and

     (f) ZGI will not after the Effective Date enter into any agreements, contracts or other arrangements that would prevent ZGI from meeting its obligations or adversely impact NN's rights under this Agreement; and

     (g) ZGI will comply with all applicable laws, regulations and guidelines in connection with the performance of ZGI's obligations pursuant to this Agreement, including but not limited to all applicable product safety, product testing, product labeling, package marking and product advertising laws and regulations and the regulations of the United States and any other relevant nation concerning any export or other transfer of technology, services or products.


SECTION 15.3.  Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
               -------------------
THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO THE ZID EMBODIMENTS, KUNITZ PROTEINS, KUNITZ DOMAINS, PATENT RIGHTS, GOODS, SERVICES OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

SECTION 15.4.  Limited Liability.   EXCEPT IN THE CASE OF GROSS NEGLIGENCE OR
               -----------------
WILLFUL MISCONDUCT, NEITHER NN NOR ZGI WILL BE LIABLE WITH RESPECT TO ANY MATTER ARISING UNDER THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (A) ANY PUNITIVE, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS OR (B) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

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                                   ARTICLE 16
                                Indemnification
                                ---------------

SECTION 16.1.  Personal Injury or Property Damage.  NN shall indemnify and hold
               -----------------------------------
ZGI harmless from and against any and all claims, judgments, costs, awards, expenses (including, but not limited to, any attorney's fees) or liability of any kind arising out of personal injury or property damage caused or alleged to be caused by a Patent Product or Know-How Product or ARTICLE 10 product. In addition, NN shall assume all obligations for warranties and product liability claims that accompany or result from the sale or use of a Patent Product or a Know-How Product or ARTICLE 10 product; and shall indemnify and hold ZGI harmless from and against any and all claims, judgments, costs, awards, expenses (including, but not limited to, any attorney's fees) or liability of any kind arising from customers and relating to such warranty obligations or product liability claims. NN's obligation to indemnify ZGI under this SECTION 16.1 shall not apply in case of gross negligence or willful misconduct by ZGI.

SECTION 16.2.  Patent Infringement.  NN shall indemnify and hold ZGI harmless
               --------------------
from and against any and all claims, judgments, costs, awards, expenses (including, but not limited to, any attorney's fees) or liability of any kind arising out of or connected with the actual or alleged infringement of any patent or other proprietary right of third parties by reason of NN's, Commercialization Partner's or Sublicensee's having made, importation, use, sale or having sold of any Patent Product or Know-How Product or ARTICLE 10 product, provided, however, that in the event a suit, claim or action is brought against NN by a third party, ZGI shall render all reasonable assistance to NN upon request of NN, at NN's cost and expense in connection therewith. NN's obligation to indemnify ZGI under this SECTION 16.2 shall not apply in case of gross negligence or willful misconduct by ZGI.


SECTION 16.3.  Insurance.  NN shall maintain and cause its Commercialization
               ---------
Partners' and Sublicensee's to maintain appropriate product liability insurance with respect to development, manufacture and sale of Patent Products, Know-How Products and ARTICLE 10 products by NN, its Commercialization Partners and Sublicensees in such amount as NN customarily maintains with respect to sales of its other products. NN shall maintain and cause its Commercialization Partners and Sublicensees to maintain such insurance for so long as it continues to manufacture or sell Patent Products, Know-How Products and ARTICLE 10 products, and thereafter for so long as NN customarily maintains insurance with respect to sales of its other products.

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SECTION 16.4.  Survival.  The obligations of this SECTION 16 shall survive the
               ---------
expiry or termination, for whatever reason, of this Agreement.


                                   ARTICLE 17
                              Term and Termination
                              --------------------

SECTION 17.1.  Term.  This Agreement shall come into force on the Effective Date
               ----
and, unless terminated earlier in accordance with the provisions hereof, shall terminate four years thereafter. If the condition precedent (investment by external investors as set forth in SECTION 1.8) is not met before December 31, 2000, this Agreement shall be null and void, and all rights and obligations hereunder shall be terminated.

SECTION 17.2.  Extension by NN.   Notwithstanding SECTION 17.1, and provided the
               ---------------
condition precedent recited in SECTION 1.8 has been met, NN shall have a unilateral right to extend the Term for a time period of 2 (two) years (the "Extended Term"), such right to be exercised by delivery of written notice thereof by NN to ZGI no later than 6 (six) months prior to expiry of the original Term. In the event of such extension by NN, the number of options exercisable by NN under SECTION 4.1.1. above, during the Extended Term, shall be limited to the higher of 4 (four) or 25% of the total number of ZSS for which a Medical Hypothesis for a Zid Embodiment therein is generated by ZGI during the Extended Term.

SECTION 17.3.  Termination for Cause.  Either party shall have the right to
               ---------------------
terminate this Agreement upon written notice to the other if:

     (a) If either party at any time materially defaults (i) in making the payment of any money due hereunder, or (ii) in fulfilling any of the other obligations or conditions hereunder, the other party may in its sole discretion waive the default; if not electing to waive the default, the other party shall notify the defaulting party in writing of the default and allow the defaulting party ninety (90) days from such notification to initiate reasonable steps to cure such default. Notwithstanding this
     SECTION 17.3, if the defaulting party disputes the existence, nature or extent of any default set forth above, the parties shall use good faith efforts to resolve the dispute pursuant to ARTICLE 18. This Agreement shall continue until a final decision is reached pursuant to ARTICLE 18, at which point this Agreement may be terminated, if applicable, in accordance with any decision reached under ARTICLE 18.

     (b) Such other party shall enter into liquidation, whether compulsorily or voluntarily otherwise than for the purposes of amalgamation or reconstruction, shall commit any act of bankruptcy, shall compound with its creditors, shall have a receiver or administrator or

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     equivalent official appointed in respect of all or any part of its property or undertaking, or shall be subject to any analogous proceeding under any foreign law; or

     (c) Such other party shall fall so far short of a future occurring diligence obligation pursuant to this Agreement that it is effectively impossible for such party to meet such diligence obligation, provided that the party has been so notified in writing of the existence of the anticipatory breach and the reasoning in support thereof and has had ninety
     (90) days to rebut the claim of anticipatory breach.  Notwithstanding this
     SECTION 17.3, if the parties have a good faith dispute as to the existence of an anticipatory breach, the parties shall use good faith efforts to resolve the dispute pursuant to ARTICLE 18. This Agreement shall continue until a final decision is reached pursuant to ARTICLE 18, at which point this Agreement may be terminated, if applicable, in accordance with any decision reached under ARTICLE 18.


SECTION 17.4.  Survival.  Termination for whatever reason or expiry of this
               --------
Agreement shall not affect the accrued rights of the parties or any right arising in any way out of this Agreement as a result of or as of the date of termination or expiration. The right to recover damages against the other and all provisions which are expressly stated to survive this Agreement shall remain in full force and effect. Notwithstanding the termination or expiration of this Agreement, the provisions of 4.4.2, 10.4, 11, 13, 14, 15, 16 and 19 shall
                             ---------------------------------------
survive the termination or expiration and shall continue to be enforceable to the extent provided therein.


                                   ARTICLE 18
                               Dispute Resolution
                               ------------------

The parties shall attempt to resolve through good faith discussions any dispute that arises under this Agreement. All such disputes shall, upon receipt of written notice from one party to the other regarding the existence and nature of the dispute, first be referred to each party's chief executive officer or to their authorized representative. If they are unable to resolve a dispute other than a patent dispute within thirty (30) days after the initial meeting between the authorized representatives then the dispute shall be referred to alternative dispute resolution in Chicago, Illinois in accordance with the rules and procedures set forth in Appendix 4. Patent disputes arising under this Agreement shall be resolved in accordance with the rules set forth in Appendix 4 as administered by the National Patent Board, wherein the decision of the National Patent Board can be appealed to a Federal Court of competent jurisdiction.

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                                   ARTICLE 19
                                    General
                                    -------

SECTION 19.1.  Assignment.  This Agreement may not be assigned by either party
               ----------
without prior written consent of the other party, except for assignment to its
Affiliates.   However, each party may, at its discretion, assign this Agreement to a third party as part of the sale or merger of all or substantially all of the party's assets and business. In the event of any permissible assignment under this Agreement, the assignor and assignee shall be jointly and severally liable for assignor's obligations hereunder.

SECTION 19.2.  Relationship between the Parties.  Nothing in this Agreement is
               --------------------------------
intended to create or shall be deemed to constitute a partnership, agency or joint venture relationship between the Parties or their sublicensees, contractors or licensees. Neither Party shall be responsible for the acts or omissions of the other party, and neither party shall have the authority to speak for, represent or obligate the other party in any way without the prior written authority of the other party.

SECTION 19.3.  Public Announcements.  Except as otherwise may be required by law
               --------------------
or regulation, neither party shall make any public announcement, written or oral, concerning this Agreement or the subject matter hereof, without the prior written approval of the other party, provided that ZGI and NN shall have the right to disclose or announce information concerning the existence and general nature of this Agreement in order to seek third party investors in ZGI.

SECTION 19.4.  Use of Names, Trade Names and Trademarks.  Except as provided
               ----------------------------------------
herein, nothing contained in this Agreement shall be construed as conferring any right on either party to use in advertising, publicity or other promotional activities any name, trade name, trademark or other designation of the other party hereto, including any contraction, abbreviation or simulation of any of the foregoing, unless the express written permission of such other party has been obtained.

SECTION 19.5.  Force Majeure.  If either party to this Agreement is prevented or
               -------------
delayed in the performance of any of its obligations under this Agreement by force majeure, and if such party gives written notice thereof to the other party specifying the matters constituting force majeure, together with such evidence as it can reasonably give and specifying the period for which it is estimated that such prevention or delay will continue, then the party in question shall be excused from the performance of its obligations or the punctual performance thereof as the case may be as from the date of such notice for so long as such cause of prevention or delay shall continue. For the purpose of this Agreement, "force majeure" shall be deemed to be any cause affecting the performance of this Agreement arising from or attributable to acts, events, omissions or accidents beyond the reasonable control of the party.

SECTION 19.6.  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of Washington.

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SECTION 19.7.  Waiver of Remedies.  No forbearance, delay or indulgence by
               ------------------
either party in enforcing the provisions of this Agreement shall prejudice or restrict the rights of that party, nor shall any waiver of its rights operate as a waiver of any subsequent breach, and no right, power or remedy herein conferred upon or reserved for either party is exclusive of any other right, power or remedy available to that party.

SECTION 19.8.  Entire Agreement.  This Agreement and the Appendices hereto
               ----------------
constitute the entire agreement between the parties and supersede all prior oral and written agreements, understandings or arrangements relating to the subject matter hereof. No addition to or modification of any provision of this Agreement shall be binding upon the parties, unless made in writing and signed by a duly authorized representative of each of the parties.

SECTION 19.9.  Notices.  All notices, requests, demands, waivers, consents,
               -------
approvals or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, faxed with receipt acknowledged (and with a confirmation copy also sent by registered mail, return receipt requested), delivered by a recognized commercial courier service with receipt acknowledged, or mailed by registered or certified mail return receipt requested, postage prepaid, as follows:

If to NN:        Novo Nordisk A/S
                 Novo Alle
                 DK-2880 Bagsvaerd
                 Denmark Attn: Corporate Vice President
                 Health Care Discovery and Pre-Clinical Development
                 Facsimile: +45 4442 1242

With a copy to:  Novo Nordisk Legal Department
                 Novo Alle
                 DK-2880 Bagsvaerd
                 Facsimile: +45 4498 0670

If to ZGI:       ZymoGenetics, Inc.
                 1201 Eastlake Avenue East
                 Seattle, WA  98102
                 Attn:  Legal Affairs
                 Facsimile:  (206) 442-6678

or to such other addresses as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other

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communication will be deemed effective (i) as of the date so delivered (either personally or by courier service) or faxed; or (ii) on the third (3rd) business day after the same has been mailed.

SECTION 19.10.  Severability.  The parties agree that, if any provision of this
                ------------
Agreement shall for any reason be held to be invalid or unenforceable, such provision shall be enforced to the maximum extent permitted by law and the parties' fundamental intentions hereunder, and the remaining provisions hereof shall not be affected, impaired or invalidated and shall continue in full force and effect.

SECTION 19.11.  Headings. The article and section headings contained herein are
                --------
for reference only and shall not be considered a part of this Agreement, nor shall they in any way affect the interpretation hereof.

SECTION 19.12.  Counterparts.  This Agreement may be executed in two or more
                ------------
counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


          IN WITNESS WHEREOF, NN and ZGI have caused this Agreement to be executed in their names by their properly and duly authorized officers or representatives.


Novo Nordisk A/S


/s/ Lars R Sorensen                     /s/ ILLEGIBLE
-------------------------------------   ----------------------------------------
Lars Rebien Sorensen                    Mads Krogsgaard Thomsen
Corporate Executive Vice President      Corporate Vice President, Health Care
                                        Discovery and Pre-Clinical Development


ZymoGenetics, Inc.


/s/ Bruce L.A. Carter
-------------------------------------
Bruce L.A. Carter
President & CEO


EFFECTIVE DATE: 10 November 2000
                ---------------------

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                                   APPENDIX 1
                           PLPC Approval Requirements

Current Preclinical Lead Profile Candidate (PLPc) Proposal re Guidelines for Management of HC Discovery Projects July 14, 1999.


[*] - [2 Pages]


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                                   APPENDIX 2
                          Zid-Related Patent Families


 Case #       Sub        Filing Date                    Title       Status

[*] - [13 Pages]



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                                   APPENDIX 3
                               ZGI Patent Filing

ZGI's current patent application filing practice is as follows:

                                      [*]




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                         APPENDIX 4 Dispute Resolution

If the matter has not been resolved within thirty (30) days of the referral to the chief executive officers, either party may initiate an ADR proceeding as provided herein. The parties shall have the right to be represented by counsel in such a proceeding.

1. To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within 14 (fourteen) days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2. Within 21 (twenty-one) days following receipt of the original ADR notice, the parties shall select a mutually acceptable neutral to preside in the resolution of any disputes in this ADR proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, either party may request the CPR Panels Management Group of the CPR Institute (the Group"), to select a neutral pursuant to the following procedures:

     (a) the Group shall submit to the parties a list of not less than 5 (five) candidates within 14 (fourteen) days after receipt of the request, along with a Curriculum Vitae for each candidate. No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or Affiliates.

     (b) such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

     (c) each party shall number the candidates in order of preference (with the number 1 (one) signifying the greatest preference) and shall deliver the list to the Group within 7 (seven) days following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the Group along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

     (d) if the parties collectively have identified fewer than 3 (three) candidates deemed to have conflicts, the Group immediately shall designate as the neutral the candidate for whom the parties collective have indicated the greatest preference. If a tie should result between 2 (two) candidates, the Group may designate either candidate. If the parties collectively have identified 3 (three) or more candidates deemed to have conflicts, the Group shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list


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          of not less than 5 (five) candidates, in which case
          the procedures set forth in sub-paragraphs 2(a) - 2(d) shall be repeated.


3. No earlier than 28 (twenty-eight) days or later than 56 (fifty-six) days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties. The ADR proceeding shall take place in Chicago. Each party to the proceeding shall be entitled to make 1 (one) document request to the other party, subject to the right of the neutral to rule on any objection to such request, which shall not be subject to appeal.


4. At least 7 (seven) days prior to the hearing, each party shall submit the following to the other party and the neutral:-


     (a) a copy of all exhibits on which such party intends to rely in any oral or written presentation to the neutral;

     (b) a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

     (c) a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed 1 (one) page per issue;

     (d) a brief in support of such party's proposed rulings and remedies, provided that the brief shall not exceed 20 (twenty) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.


5. The hearing shall be conducted on 2 (two) consecutive days and shall be governed by the following rules:-

     (a) Each party shall be entitled to 5 (five) hours of hearing time to present its case. The neutral shall determine whether each party has had the 5 (five) hours to which it is entitled.

     (b) Each party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall



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         occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

     (c) The party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceeding the same sequence.

     (d) Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

     (e) Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral shall have sole discretion regarding the admissibility of any evidence.

6. Within 7 (seven) days following completion of the hearing, each party may submit to the other party and the neutral a post-hearing brief support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed 10 (ten) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7. The neutral shall rule on each disputed issue within 14 (fourteen) days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of 1 (one) of the parties on each disputed issue but may adopt 1 (one) party's proposed rulings and remedies on some issues and the other party's proposed rulings and remedies on the other issues. The neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

8. The neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:-

    (a) If the neutral rules in favour of the 1 (one) party on all disputed issues in the ADR, the losing party shall pay 100% (one hundred percent) of such fees and expenses.

    (b) If the neutral rules in favour of one party on some issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such



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        fees and expenses shall be allocated between the parties. The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9. The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable except as provided for patent disputes in Article 12 of this Agreement, and may be entered as a final judgment in any court having jurisdiction.

10. Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings and briefs), and the rulings shall be deemed Confidential Information. The neutral shall have the authority to impose sanctions for unauthorized disclosures of Confidential Information.


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request for confidential treatment filed separately with the Commission.

                             Amendment No. 1 to the
                          Option and License Agreement
                                Executed in 2000


This Amendment No. 1, effective as of June 16, 2000, (the "Amendment") amends the Option and License Agreement executed in the year 2000 (the "Option and License Agreement") by and between ZymoGenetics, Inc., a Washington corporation having a principal place of business at 1201 Eastlake Avenue East, Seattle, Washington 98102 ("ZGI") and Novo Nordisk A/S, a Danish corporation having a principal place of business at Novo Alle, DK-2880, Bagsvaerd, Denmark ("NN").

WHEREAS, ZGI had reached Medical Hypothesis stage with respect to Zid Embodiments of [*] and [*] (as these capitalized terms are used within the Option and License Agreement); and

WHEREAS, ZGI offered to NN the in-licensed gene/protein known as TACI within the scope of the Option and License Agreement, at a point where TACI had also reached the Medical Hypothesis stage; and

WHEREAS, NN agree to evaluate, prior to execution of the Option and License Agreement, [*], [*] and TACI and all embodiments thereof (the "Evaluated Genes") in accordance with the Option and License Agreement; and

WHEREAS, ZGI and NN acknowledge that the condition precedent to establishing the Effective Date of the Option and License Agreement had not yet occurred at the time of NN's analysis of the Evaluated Genes; and

WHEREAS, NN did analyze the Evaluated Genes, and on June 16, 2000, NN finally determined that NN did not wish to exercise its Medical Hypothesis Option or to extend such Option with respect to such Evaluated Genes pursuant to the Option and License Agreement;

NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

The following two SUBSECTIONS shall be amended to read as follows in their entireties.

     SUBSECTION 1.33.2.  "Zid Gene" means:  a full- or partial-length
                         ----------
polynucleotide coding region [*] discovered by ZGI after [*], which are not otherwise dealt with in another agreement entered into by NN and ZGI. Full or partial length polynucleotides discovered by a third party and in licensed by ZGI are not Zid Genes for the purposes of this Agreement. As of

Option and License Agreement
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request for confidential treatment filed separately with the Commission.

June 16, 2000, after NN's analysis of [*], [*] and TACI, NN has determined that [*], [*] and TACI are not Zid Genes for the purposes of this Agreement.

     SUBSECTION 4.4.2.  Reverter.  Unless, before the expiration or termination
                        --------
of the Option Period for a given ZSS, NN exercises the RoW Option for such ZSS (pursuant to SECTION 4.2), all Commercialization Rights, in RoW, in all fields, for Products based on Zid Embodiments in such ZSS shall revert to ZGI. Similarly, unless, before the expiration or termination of the Option Period for a given ZSS, NN exercises the BC Option for such ZSS (pursuant to SECTION 4.2), all Commercialization Rights worldwide in the BC Field, for Products based on Zid Embodiments in such ZSS shall revert to ZGI. As of June 16, 2000, after NN's analysis of [*], [*] and TACI, NN has determined that all rights in the ZSSs for [*], [*] and TACI have reverted to ZGI.

The following SUBSECTION 4.1.6. shall be added.

     SUBSECTION 4.1.6.  Options Declined.  Prior to the Effective Date (and
                        ----------------
pursuant to SECTION 4.3), NN received from ZGI disclosure of information related to [*], [*] and TACI. NN analyzed this information to determine whether NN desired to exercise an RoW Option or a BC Option (pursuant to SECTION 4.2) with respect to [*], [*] and TACI. As of June 16, 2000 with respect to each of [*], [*] and [*], NN declined its RoW Option under SUBSECTION 4.1.1 and its Beta Cell Option under 4.1.2 and did not extend either such Option pursuant to ARTICLE 8.

The following table entries shall be deleted from Appendix 2.


 Case #       Sub        Filing Date                    Title           Status

-------------------------------------------------------------------------------
[*]

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The remainder of the Option and License Agreement remains unchanged by this Amendment No. 1.

Option and License Agreement
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request for confidential treatment filed separately with the Commission.

IN WITNESS WHEREOF, NN and ZGI have caused this Agreement to be executed in their names by their properly and duly authorized officers or representatives.


Novo Nordisk A/S



/s/ Lars Rebien Sorensen             /s/ Mads Krogsgaard Thomsen
------------------------             ---------------------------------------
Lars Rebien Sorensen                 Mads Krogsgaard Thomsen
Corporate Executive Vice President   Corporate Vice President, Health Care
                                     Discovery and Pre-Clinical Development


ZymoGenetics, Inc.



/s/ Bruce L.A. Carter
--------------------------------
Bruce L.A. Carter
President & CEO


Option and License Agreement
Page 60 of 63
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request for confidential treatment filed separately with the Commission.

                             Amendment No. 2 to the
                          Option and License Agreement
                                Executed in 2000


This Amendment No. 2, effective as of October 20, 2000, (the "Amendment") amends the Option and License Agreement executed in the year 2000 (the "Option and License Agreement") by and between ZymoGenetics, Inc., a Washington corporation having a principal place of business at 1201 Eastlake Avenue East, Seattle, Washington 98102 ("ZGI") and Novo Nordisk A/S, a Danish corporation having a principal place of business at Novo Alle, DK-2880, Bagsvaerd, Denmark ("NN").

WHEREAS, ZGI acknowledges that the Option & License Agreement, the continuing research by ZGI, and the timely performance of ZGI's obligations hereunder are of material importance to NN; and

WHEREAS, ZGI is consequently willing to provide NN with additional representations, warranties and indemnifications to safeguard the interest of NN in the event of a breach of the Option & License Agreement by ZGI;

NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

The following SECTIONS shall be amended to read as follows in their entireties.

SECTION 15.2 Representations, Warranties and Covenants of ZGI.  ZG1 represents
             ------------------------------------------------
and warrants to and covenants with NN that:

          (a) ZGI is a corporation duly organized, validly existing and in corporate good standing under the laws of the state of Washington; and

          (b) ZGI has the corporate and legal right, title, authority and power to enter into this Agreement; and

          (c) ZGI has taken all necessary action to authorize the execution and performance of this Agreement; and

          (d) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of ZGI enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency,


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

     reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or, at law); and

          (e) the performance of its obligations under this Agreement will not conflict with ZGI's charter documents or result in a breach of any agreements, contracts or other arrangements to which it is a party; and

          (f) ZGI will not after the Effective Date enter into any agreements, contracts or other arrangements that would (i) prevent ZGI from performing in all material respects its obligations under this Agreement or (ii) materially and adversely affect NN's rights under this Agreement; and

          (g) ZGI will comply with all applicable laws, regulations and guidelines in connection with the performance of ZGI's obligations pursuant to this Agreement, including but not limited to all applicable product safety, product testing, product labeling, package marking and product advertising laws and regulations and the regulations of the United States and any other relevant nation concerning any export or other transfer of technology, services or products.


SECTION 15.3.  Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
               -------------------
THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO THE ZID EMBODIMENTS, KUNITZ PROTEINS, KUNITZ DOMAINS, PATENT RIGHTS, GOODS, SERVICES OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

SECTION 15.4.  Liability for Breach; Limitation of Liability.  The parties
               ---------------------------------------------
hereto agree that NN would be irreparably injured by a material breach (or by a series of breaches that together constitute a material breach) by ZGI of the terms of this Agreement (collectively, a "ZGI Breach"). Accordingly, the parties hereto agree that in the event of a ZGI Breach, NN shall be entitled, in addition to any and all other remedies, to injunctive relief and specific performance.

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE CASE OF NEGLIGENCE OR WILLFUL MISCONDUCT, NEITHER NN NOR ZGI WILL BE LIABLE WITH RESPECT TO ANY MATTER ARISING UNDER THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY PUNITIVE OR EXEMPLARY DAMAGES.

Option and License Agreement
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request for confidential treatment filed separately with the Commission.

IN WITNESS WHEREOF, NN and ZGI have caused this Agreement to be executed in their names by their properly and duly authorized officers or representatives.


Novo Nordisk A/S



/s/ Mads Ovlisen
------------------------------------
Mads Ovlisen
President and Chief Executive Officer


ZymoGenetics, Inc.



/s/ Bruce Carter
------------------------------------
Bruce L.A. Carter
President & CEO

Option and License Agreement
Page 63 of 63
[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.